SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED NOVEMBER 8, 2004

$892,350,000 (Approximate)

FIELDSTONE MORTGAGE INVESTMENT TRUST, SERIES 2004-5

ASSET BACKED SECURITIES CORPORATION

Depositor

FIELDSTONE INVESTMENT CORPORATION

Seller

WELLS FARGO BANK, N.A.

Trust Administrator, Master Servicer and Custodian

CHASE MANHATTAN MORTGAGE CORPORATION

Sub-Servicer

November 8, 2004

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm’s length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market i n, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analy ses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Notes.  The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change.  The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston LLC nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Notes has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized.  This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate.  Any investment decision should be based only upon the information in the final Prospectu s and Prospectus Supplement as of their publication dates.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Note Summary

$892,350,000 (Approximate)

Subject to Revision

Class	Approx Size ($)(1)	Interest Rate	WAL (yrs) (Call(4)/Maturity)	Principal Window (Call(4)/Maturity)	Payment Delay	Expected Final Maturity(4)	Stated Final Maturity(5)	Expected Ratings (Moody’s/S&P)
1-A1	335,558,000	LIBOR + [ ](2)	NOT OFFERED					Aaa/AAA
1-A2	83,889,000	LIBOR + [ ](2)	NOT OFFERED					Aaa/AAA
2-A1	259,072,000	LIBOR + [ ](2)	1.50 / 1.50	1 – 35 / 35	0	10/25/07	February 2035	Aaa/AAA
2-A2	46,881,000	LIBOR + [ ](2)	3.93 / 5.99	35 – 49 / 146	0	12/25/08	February 2035	Aaa/AAA
A-IO(6)	223,000,000	3.50%	NOT OFFERED					Aaa/AAA
M1	57,150,000	LIBOR + [ ](3)	3.96 / 4.78	44 – 49 / 122	0	12/25/08	February 2035	Aa2/AA+
M2	45,450,000	LIBOR + [ ](3)	3.74 / 4.50	40 – 49 / 111	0	12/25/08	February 2035	A2/A+
M3	13,050,000	LIBOR + [ ](3)	3.65 / 4.37	39 – 49 / 98	0	12/25/08	February 2035	A3/A
M4	11,250,000	LIBOR + [ ](3)	3.62 / 4.31	39 – 49 / 93	0	12/25/08	February 2035	Baa1/A-
M5	11,250,000	LIBOR + [ ](3)	3.60 / 4.23	38 – 49 / 87	0	12/25/08	February 2035	Baa2/BBB+
M6	9,450,000	LIBOR + [ ](3)	NOT OFFERED					Baa3/BBB
M7	19,350,000	LIBOR + [ ](3)	NOT OFFERED					NR/BBB-
Total:	892,350,000

(1)

Subject to a permitted variance of [+/- 5%].

(2)

On and after the first Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans (the “Pool Balance”) as of the beginning of the related Due Period is less than 20% of the sum of (i) the aggregate principal balance of the Closing Mortgage Loans as of the Cut-off Date and (ii) any amounts on deposit in the Pre-Funding Account on the Closing Date, Fieldstone Servicing Corp., as owner of the servicing rights, will have the option to purchase the remaining Mortgage Loans from the Trust.  If Fieldstone Servicing Corp. has not exercised its optional termination right on the first Payment Date on which the Pool Balance as of the beginning of the related Due Period is less than 10% of the sum of (i) the aggregate principal balance of the Closing Mortgage Loans as of the Cut-off D ate and (ii) any amounts on deposit in the Pre-Funding Account on the Closing Date, the margin on Class 1-A1, Class 1-A2, Class 2-A1 and Class 2-A2 Notes will increase to 200% of its initial margin on the following Payment Date.  The interest rate on each of the Class 1-A1 and Class 1-A2 Notes and Class 2-A1 and Class 2-A2 Notes is subject to a cap equal to the lesser of (i) the Available Funds Rate and (ii) the Group 1 and Group 2 Fixed Rate Cap, respectively.

(3)

On and after the first Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans (the “Pool Balance”) as of the beginning of the related Due Period is less than 20% of the sum of (i) the aggregate principal balance of the Closing Mortgage Loans as of the Cut-off Date and (ii) any amounts on deposit in the Pre-Funding Account on the Closing Date, Fieldstone Servicing Corp., as owner of the servicing rights, will have the option to purchase the remaining Mortgage Loans from the Trust.  If Fieldstone Servicing Corp. has not exercised its optional termination right on the first Payment Date on which the Pool Balance as of the beginning of the related Due Period is less than 10% of the sum of (i) the aggregate principal balance of the Closing Mortgage Loans as of the Cut-off D ate and (ii) any amounts on deposit in the Pre-Funding Account on the Closing Date, the margin on each of the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes will increase to 150% of its initial margin on the following Payment Date.  The interest rate on each of the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes is subject to a cap equal to the lesser of (i) the Available Funds Rate and (ii) the Subordinate Fixed Rate Cap.

(4)

The Notes will be priced assuming 100% of the Prepayment Assumption to the 20% cleanup call. 100% of the Prepayment Assumption assumes 8% CPR for the first month and an additional 2% each month until reaching 30% CPR in month 12 and remaining constant through month 22, remaining constant at 55% CPR for months 23 through 27 and then remaining constant at 35% CPR for month 28 and thereafter, in each period subject to a maximum of 95% CPR.

(5)

Assumes the Payment Date following the latest possible maturity date of any Mortgage Loan assuming a Subsequent Mortgage Loan having a maturity date of January 2035.

(6)    Class A-IO will be a Senior Interest-Only Note, and will only receive interest payments for the first 18 Payment Dates.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Summary of Terms

Title of the Securities

Fieldstone Mortgage Investment Trust, Series 2004-5, consisting of:

Class 1-A1 Notes and Class 1-A2 Notes (the “Group 1 Senior Notes”)

Class 2-A1 Notes and Class 2-A2 Notes (the “Group 2 Senior Notes”)

Class A-IO Notes (collectively with the Group 1 Senior Notes and the Group 2 Senior Notes, the “Class A Notes”)

Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes (collectively, the “Class M Notes”)
Collectively, the Class A Notes and the Class M Notes are referred to as the “Notes”

Seller	Fieldstone Investment Corporation (“Fieldstone”)
Issuer	Fieldstone Mortgage Investment Trust, Series 2004-5
Depositor	Asset Backed Securities Corporation
Indenture Trustee	HSBC Bank USA
Lead-Underwriter	Credit Suisse First Boston LLC
Co-Underwriters	Lehman Brothers Inc. Merrill Lynch, Pierce, Fenner & Smith Incorporated Friedman, Billings, Ramsey & Co., Inc.
Servicer	Fieldstone Servicing Corp., a wholly-owned subsidiary of Fieldstone Investment Corporation
Sub-Servicer

Chase Manhattan Mortgage Corporation (“Chase”).  Chase has a subprime mortgage servicer rating of “Strong” from S&P, SQ1 from Moody’s and RPS1- from Fitch, the highest rating category from S&P and Moody’s and the second highest from Fitch, respectively.  As a Sub-Servicer, Chase will perform all acts of primary servicing in respect of the Mortgage Loans.

Owner Trustee	U.S. Bank Trust National Association
Master Servicer, Custodian and Trust Administrator	Wells Fargo Bank, N.A.
Rating Agencies	Moody's Investor Services, Inc. ("Moody's") and Standard and Poor's Ratings Services, Inc. ("S&P").
Expected Pricing Date	Week of November 8, 2004
Expected Closing Date	November 30, 2004

Fieldstone Mortgage Investment Trust, Series 2004-5

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Cut-Off Date	November 1, 2004 for the Mortgage Loans to be delivered on the Closing Date.
Payment Dates

Payment of principal and interest on the Notes will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in December 2004.  The initial Payment Date will be December 27, 2004.

Delay Days	The Notes, excluding the Class A-IO Notes, will have 0 days delay. The Class A-IO Notes will have 24 days delay.
	Day Count	The Notes, excluding the Class A-IO Notes, will accrue interest on an Actual/360 basis. The Class A-IO Notes will accrue interest on a 30/360 basis.
Denominations

Minimum $25,000; increments $1 in excess thereof for the Class A Notes, excluding the Class A-IO Notes.  Minimum $100,000; increments of $1,000 in excess thereof for the Class A-IO and the Class M Notes.

Class A-IO Notional Amount

The Class A-IO Notes do not have a Class Note Balance but will accrue interest on their Notional Amounts. The aggregate “Notional Amount” of the Class A-IO Notes will be the sum of the notional  amounts of its two components, the Class A-IO (1) Notional Amount and the Class A-IO (2) Notional Amount. The components comprising the Class A-IO Notes may not be transferred separately from the Class A-IO Notes.  If the trust fund terminates prior to the 18th payment date, whether as a result of an optional termination or otherwise, the holders of the Class A-IO Notes will be entitled to a payment equal to the accrued and unpaid inter est and net present value of the future payments due for the Class A-IO Notes determined using a discount rate equal to the expected yield to maturity of the Class A-IO Notes determined at pricing.

	Payment Date	Class A-IO (1) Notional Amount	Class A-IO (2) Notional Amount	Class A-IO Total Notional Amount
	December 2004	$128,940,000	$94,060,000	$223,000,000
	January 2005	128,370,000	93,630,000	222,000,000
	February 2005	126,050,000	91,950,000	218,000,000
	March 2005	122,010,000	88,990,000	211,000,000
	April 2005	116,800,000	85,200,000	202,000,000
	May 2005	109,860,000	80,140,000	190,000,000
	June 2005	101,770,000	74,230,000	176,000,000
	July 2005	91,940,000	67,060,000	159,000,000
	August 2005	81,530,000	59,470,000	141,000,000
	September 2005	70,540,000	51,460,000	122,000,000
	October 2005	59,560,000	43,440,000	103,000,000
	November 2005	48,570,000	35,430,000	84,000,000
	December 2005	38,160,000	27,840,000	66,000,000
	January 2006	29,490,000	21,510,000	51,000,000
	February 2006	21,970,000	16,030,000	38,000,000
	March 2006	16,190,000	11,810,000	28,000,000
	April 2006	11,560,000	8,440,000	20,000,000
	May 2006	8,100,000	5,900,000	14,000,000
	June 2006 and thereafter	0	0	0
	After the 18th Payment Date, the Class A-IO Notional Amount will be zero. Interest will be paid to the Class A-IO Notes from both of the Collateral Groups.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Accrued Interest	The Notes, excluding the Class A-IO Notes, will settle flat. The Class A-IO Notes will settle with accrued interest.
Accrual Period

The “Accrual Period” with respect to the Class A Notes (except for the Class A-IO Notes) and the Class M Notes is the period from and including the preceding Payment Date (or from the Closing Date in the case of the first Payment Date) to and including the day prior to such Payment Date.The Accrual Period for the Class A-IO Notes for each Payment Date will be the calendar month immediately preceding the month in which the Payment Date occurs.

Due Period	The period from the 2nd day of the immediately preceding calendar month through the 1st day of the current calendar month.
Registration	The Notes will be available in book-entry form through DTC and upon request through Clearstream, Luxembourg and the Euroclear System.
Federal Tax Status	The Notes are anticipated to be treated as debt for U.S. federal income tax purposes, and an opinion will be delivered to that effect from counsel acceptable to the underwriters.
ERISA Eligibility	The Notes are expected to be ERISA eligible, subject to limitations set forth in the final prospectus supplement.
SMMEA Eligibility	After the Pre-Funding Period, the Class A Notes and Class M1 Notes are expected to be SMMEA eligible.
Statistical Mortgage Loans

As of the Statistical Cut-off Date, the aggregate Collateral Group consists of 3,937 mortgage loans (the “Statistical Mortgage Loans”) with an aggregate principal balance of approximately $844,089,100.93 of fully amortizing adjustable rate loans secured by first liens on primarily 1 - 4 family properties.  Approximately $[92,000,000] of the Statistical Mortgage Loans are identified Subsequent Mortgage Loans that will be delivered during the Pre-Funding period.  Approximately 87.50% of the Statistical Mortgage Loans will be subject to prepayment penalties and approximately 72.52% of the Statistical Mortgage Loans require interest only during t heir first five years.

The Mortgage Loans are composed of Group 1 and Group 2 (each a “Collateral Group”).  Group 1 will consist of mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475  if the property is located in Hawaii or Alaska). Group 2 will consist of mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group 1.

See the attached collateral descriptions for additional information on the Statistical Mortgage Loans.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Closing Mortgage Loans	On the Closing Date, the trust will contain approximately $[750,000,000] of mortgage loans.
Pre-Funding Account

On the Closing Date, a deposit of approximately $[150,000,000] (the "Pre-Funding Amount") will be made to an account (the "Pre-Funding Account").  On or prior to [February 24, 2005] (the "Pre-Funding Period"), the Pre-Funding Amount will be used to purchase Subsequent Mortgage Loans having similar characteristics as the Statistical Mortgage Loans.

Repurchase or Substitution of Mortgage Loans	The Servicer shall have the option at any time to purchase any Delinquent Mortgage Loan or substitute an Eligible Substitute Mortgage Loan for any Delinquent Mortgage Loan as defined in the Indenture.
Total Deal Size	Approximately $892,350,000.
Optional Termination

On and after the first Payment Date on which the aggregate unpaid principal balance of the Mortgage Loans (the “Pool Balance”) as of the beginning of the related Due Period is less than 20% of the sum of (i) the aggregate principal balance of the Closing Mortgage Loans as of the Cut-off Date and (ii) any amounts on deposit in the Pre-Funding Account on the Closing Date, Fieldstone Servicing Corp., as owner of the servicing rights, will have the option to purchase the remaining Mortgage Loans from the Trust.  If Fieldstone Servicing Corp. has not exercised its optional termination right on the first Payment Date on which the Pool Bal ance as of the beginning of the related Due Period is less than 10% of the sum of (i) the aggregate principal balance of the Closing Mortgage Loans as of the Cut-off Date and (ii) any amounts on deposit in the Pre-Funding Account on the Closing Date, then on each subsequent Payment Date, the margins for the Class A Notes will double and the margins for the Class M Notes will be multiplied by 1.5.

Servicing Fee Rate	50 basis points per annum (0.50%) on the outstanding principal balance of each mortgage loan as of the first day of any Due Period.
Owner Trustee Fee	$3,000 per annum, payable monthly.
Interest Rate

The Interest Rate on each class of Notes (excluding the Class A-IO Notes) is equal to the least of (i) the Formula Rate, (ii) the related Available Funds Rate and (iii) the related Fixed Rate Cap.  The Note Rate for the first Payment Date will equal the Formula Rate.  The Class A-IO Notes will accrue interest at a fixed rate of [3.50]% per annum.

Master Servicer and Trust Administrator Fee Rate	0.35 basis points per annum (0.0035%) on the outstanding principal balance of each Mortgage Loan as of the first day of any Due Period.
Formula Rate	One-Month LIBOR plus a margin for each class of Notes (excluding the Class A-IO Notes).

Fieldstone Mortgage Investment Trust, Series 2004-5

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Available Funds Rate

For any Payment Date after the Pre-Funding Period and all notes (excluding the Class A-IO Notes) means a per annum rate equal to the quotient of (i) the sum of (a) excess, if any, of (I) total interest collected on the mortgage loans with respect to the related due period over (b) the Servicing Fee, the Owner Trustee Fee, Master Servicing Fees, Trust Administrator Fees, net swap payments, and the interest payable on the Class A-IO Notes on such Payment Date, plus (b) any net swap receipts, divided by (ii) the product of (a) the aggregate note principal balance as of the first day of the related Accrual period multiplied by (b) the quotient of (I) the actual number of days in the Accrual Period divided by (II) 360.

Group 1 and Group 2 Fixed Rate Cap	As to any Payment Date (other than the first Payment Date), a per annum rate equal to [11.75]% for Group 1 Senior Notes and [11.75]% for Group 2 Senior Notes.
Subordinate Fixed Rate Cap	As to any Payment Date (other than the first Payment Date), a per annum rate equal to [11.75]% for Class M Notes.
Swap Contract <Preliminary and Subject to Revision - Swap May Be Substituted with an Interest Rate Cap>

The Trust will include a swap derivative contract for the benefit of the Notes (the “Swap Contract”) to (i) protect against interest rate risk from upward movement in one month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans.  The Trust will make payments based on a fixed rate of approximately [2.887]% and will receive payments based on one-month LIBOR based on the schedules below.

Payment Date	Swap Notional Amount

December 2004	$400,000,000
January 2005	400,000,000
February 2005	400,000,000
March 2005	400,000,000
April 2005	400,000,000
May 2005	400,000,000
June 2005	400,000,000
July 2005	400,000,000
August 2005	400,000,000
September 2005	350,000,000
October 2005	350,000,000
November 2005	350,000,000
December 2005	350,000,000
January 2006	350,000,000
February 2006	350,000,000
March 2006	350,000,000
April 2006	300,000,000
May 2006	200,000,000
June 2006	200,000,000
July 2006	200,000,000
August 2006	200,000,000
September 2006	200,000,000
October 2006	200,000,000
November 2006	100,000,000
December 2006	-0-

Fieldstone Mortgage Investment Trust, Series 2004-5

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Application Of Net Swap Payments

If, on any Payment Date, the Trust receives net payments under the swap contract, the amounts received by the Trust will be applied first to pay Monthly Interest on the Notes in the order and priority described under "Cashflow Priority," below, but only to the extent that the Monthly Interest (and any Monthly Interest remaining unpaid on prior Payment Dates, together with interest thereon at the applicable Note Rate) for a Class of Notes exceeds the amount of interest paid on such Class of Notes out of available interest funds for such Payment Date and then to pay any Available Funds Shortfalls.  Any amounts received under the swap contract in excess of the amount needed to satisfy payments described in the immediately preceding sentence shall be paid to the holder of the equity interest in the Trust and shall not be available to make payments in respect of the Notes.

Monthly Interest	The interest accrued during the related Accrual Period at the applicable Note Rate.
Available Funds Shortfall

To the extent that the amount of interest payable to a Class of Notes (other than the Class A-IO Notes) on any Payment Date at (a) the lesser of (i) the Formula Rate and (ii) the applicable Fixed Rate Cap would exceed (b) the Available Funds Rate (such excess, an “Available Funds Shortfall”), that Class will be entitled (1) to the amount of such Available Funds Shortfall and (2) the aggregate of all Available Funds Shortfalls for such Class of Notes for all previous Payment Dates, together with interest thereon at the applicable Note Rate computed without regard to the Available Funds Rate less all payments made with respect to such Class of Notes in respect of such Available Funds Shortfalls prior to such Payment Date.

Cashflow Priority <Preliminary and Subject to Revision>

*

Repayment of any unreimbursed Servicer advances.

Servicer Fees, Master Servicer and Trust Administrator Fees.

Owner Trustee Fee.

Swap Contracts.

Available interest funds, as follows: for Interest Funds from Group 1 Mortgage Loans, Monthly Interest pro rata, to the Class 1-A1 Notes, Class 1-A2 Notes and Class A-IO(1) component, then Monthly Interest pro rata to the Class 2-A1 Notes, Class 2-A2 Notes and Class A-IO(2) component (after giving effect to payment of the Interest Funds for Group 2), then Monthly Interest to the Class M1 Notes, then Monthly Interest to the Class M2 Notes, then Monthly Interest to the Class M3 Notes, then Monthly Interest to the Class M4 Notes, then Monthly Interest to the Class M5 Notes, then Monthly Interest to the Class M6 Notes and then Monthly Interest to the Class M7 Notes; for Interest Funds from Group 2 Mortgage Loans, Monthly Interest pro rata to the Class 2-A1 Notes, Class 2-A2 Notes and Class A-IO(2) Component, then Monthly Interest pro rata, to the Class 1-A1 Notes, Class 1-A2 Notes and Class A-IO(1) Component (after giving effect to payment of the Interest Funds for Group 1), then Monthly Interest to the Class M1 Notes, then Monthly Interest to the Class M2 Notes, then Monthly Interest to the Class M3 Notes, then Monthly Interest to the Class M4 Notes, then Monthly Interest to the Class M5 Notes, then Monthly Interest to the Class M6 Notes and then Monthly Interest to the Class M7 Notes.

Available principal funds, as follows: monthly principal to the Class A Notes (other than the Class A-IO Notes) as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M1 Notes, then monthly principal to the Class M2 Notes, then monthly principal to the Class M3 Notes, then monthly principal to the Class M4 Notes, then monthly principal to the Class M5 Notes, then monthly principal to the Class M6 Notes and then monthly principal to the Class M7 Notes, in each case as described under "PRINCIPAL PAYDOWN."

Excess interest in repayment of any unreimbursed trustee costs, liabilities and expenses.

Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore Over-Collateralization to the required level.

Excess interest, principal and any net swap receipts not needed to pay Monthly Interest to pay available funds shortfalls.

Excess interest and principal to pay subordinate principal shortfalls.

Any remaining amount will be released from the Indenture and will not be available for payment to holders of the notes.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Credit Enhancement

Credit Enhancement	* Consists of the following: Net Monthly Excess Cashflow; Over-Collateralization Amount; and Subordination.
Over-Collateralization

Excess interest will be used to pay down the principal balance of the Notes to the extent necessary to maintain the Over-Collateralization Amount (“O/C”) at the Over-Collateralization Target.  The “Over-Collateralization Amount”, with respect to any Payment Date will be the amount by which the Pool Balance exceeds the aggregate outstanding Note balance.

Over-Collateralization Target

Prior to the Stepdown Date, equal to 0.85% of the sum of (i) the aggregate principal balance of the Closing Mortgage Loans as of the Cut-off Date and (ii) any amounts on deposit in the Pre-Funding Account on the Closing Date.

On or after the Stepdown Date, equal to the lesser of (x) 0.85% of the sum of (i) the aggregate principal balance of the Closing Mortgage Loans as of the Cut-off Date and (ii) any amounts on deposit in the Pre-Funding Account on the Closing Date and (y) 1.70% of the Pool Balance as of the end of the related Due Period, subject to a floor equal to 0.50% of the aggregate principal balance of the Closing Mortgage Loans as of the Cut-Off Date and the amount on deposit in the Pre-Funding Account on the Closing Date.

Provided, however, if a Trigger Event has occurred on the related Payment Date, the Over-Collateralization Target will be the same as the Over-Collateralization Target on the preceding Payment Date.

Initial: 0.85% of original balance Target: 0.85% of original balance before step-down, 1.70% of current balance after step-down Floor: 0.50% of original balance (Preliminary and Subject to Revision)

Subordination

(1)  The subordination percentages include the initial over-collateralization level of 0.85%.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Triggers

Trigger Event <Preliminary and Subject to Revision>

The situation that exists with respect to any Payment Date after the Stepdown Date, if (a) the quotient of (1) the aggregate stated principal balance of all Mortgage Loans 60 or more days  delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the stated principal balance of all the Mortgage Loans as of the beginning of the related Due Period, equals or exceeds the product of (i) [40.00]% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage) of (1) the aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such Payment Date and (2) the sum of (i) aggregate principal balance of the Closing Mortgage Loans as of the Cut-off Date and (ii) any amounts on deposit in the Pre-Funding Account on the Closing Date exceeds the Required Loss Percentage shown below.

Class 1-A2 Trigger Event

A “Class 1-A2 Trigger Event” will have occurred as of a Payment Date prior to the Payment Date in December 2007 if the quotient (expressed as a percentage) of (1) the aggregate realized losses incurred from the Cut-off Date through the last day of the calendar month preceding such  Payment Date and (2) the sum of (i) aggregate principal balance of the Closing Mortgage Loans as of the Cut-off Date and (ii) any amounts on deposit in the Pre-Funding Account on the Closing Date exceeds [3.75]%.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Principal Paydown

Prior to the Stepdown Date, and whenever a Trigger Event is in effect:

1)

Scheduled and unscheduled principal received from the Group 1 Mortgage Loans and excess spread to the extent payable as principal to increase the Overcollateralization Amount to the Overcollateralization Target (the “Group 1 Principal Collections”) will be paid (a) provided no Class 1-A2 Trigger Event has occurred as of the relevant Payment Date pro rata to the Class 1-A1 Notes and the Class 1-A2 Notes, and (b) if a Class 1-A2 Trigger Event has occurred, then sequentially to the Class 1-A1 Notes until the principal balance of the Class 1-A1 Notes has been reduced to zero and then to the Class 1-A2 Notes until its note principal balance has been reduced to zero.

2)

Scheduled and unscheduled principal received from the Group 2 Mortgage Loans and excess spread to the extent payable as principal to increase the Overcollateralization Amount to the Overcollateralization Target (the “Group 2 Principal Collections”) will be paid first to the Class 2-A1 Notes until its note principal balance has been reduced to zero and then to the Class 2-A2 Notes until its note principal balance has been reduced to zero.

After the note principal balance of each Class of the Group 1 Senior Notes or of the Group 2 Senior Notes has been reduced to zero, the amounts referred to in (1) or (2) above, as applicable, will be paid to the remaining Class A Notes (other than the Class A-IO Notes) in the manner referred to in (1) or (2), as the case may be.  After the aggregate note principal balance of the Class A Notes (other than the Class A-IO Notes) has been reduced to zero, the amounts referred to in (1) and (2) above will be paid sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes.

Fieldstone Mortgage Investment Trust, Series 2004-5

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On or after the Stepdown Date and as long as a Trigger Event is not in effect:

All Notes will be entitled to receive payments of principal, in the following order of priority:

first, (a) the Group 1 Principal Collections will be paid pro rata to the Class 1-A1 Notes and the Class 1-A2 Notes, and (b) the Group 2 Principal Collections will be paid first to the Class 2-A1 Notes until its note principal balance has been reduced to zero and then to the Class 2-A2 Notes until its note principal balance has been reduced to zero, in each case up to the amounts necessary to maintain the subordination for the Class A Notes at its required level, as set out below second, (a) if each Class of the Group 1 Senior Notes has been reduced to zero and one or more classes of Group 2 Senior Notes remain outstanding, then the Group 1 Principal Collections will be paid to the Group 2 Senior Notes, and (b) if the Group 2 Senior Notes have been reduced to zero and one or more Classes of Group 1 Senior Notes remains outstanding, then  the Group 2 Principal Collections will be paid pro rata to the Class 1-A1 Notes and the Class 1-A2 Notes, in each case up to the amounts necessary to maintain the subordination for the Class A Notes at its required level, as set out below third, principal will then be allocated sequentially to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Notes, in each case up to amounts necessary to maintain the subordination for each such Class at its required level.

The required levels of subordination referred to above are as follows:

Class A	[38.80]%(1)
Class M1	[26.10]%(1)
Class M2	[16.00]%(1)
Class M3	[13.10]%(1)
Class M4	[10.60]%(1)
Class M5	[8.10]%(1)
Class M6	[6.00]%(1)
Class M7	[1.70]%(1)

(1)

Includes Over-Collateralization

Stepdown Date

The later to occur of (1) the Payment Date in December 2007 or (2) the first Payment Date on which the aggregate note principal balance of the Class A Notes other than the Class A-IO Notes (after giving effect to payments of the principal funds amount for such Payment Date) is less than or equal to 38.80% of the aggregate stated principal balance of the Mortgage Loans as of the end of the immediately preceding Due Period.

Required Percentage

With respect to a Payment Date after the Stepdown Date, the quotient of (x) (1) the aggregate stated principal balance of the Mortgage Loans, less (2) the note principal balance of the most senior class of Notes (other than the Class A-IO Notes) outstanding as of such Payment Date, prior to giving effect to payments to be made on such Payment Date, and (y) the stated principal balances of the Mortgage Loans.  As used herein, the note principal balance of the most senior class of Notes will equal the aggregate note principal balance of the Class A Notes (other than the Class A-IO Notes) as of such date of calculation.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Prospectus

The Notes will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Notes and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Notes may not be consummated unless the related purchaser has received the Prospectus.

Mortgage Loan Tables

The following tables describe the Statistical Mortgage Loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

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Aggregate Statistical Collateral Summary

Aggregate Outstanding Principal Balance	$844,089,101
Aggregate Original Principal Balance	$844,229,935
Number of Mortgage Loans	3,937

	Minimum	Maximum	Average(1)
Original Principal Balance	$30,000.00	$741,400.00	$214,434.83
Outstanding Principal Balance	$29,982.56	$741,400.00	$214,399.06

	Minimum	Maximum	Weighted Average(2)
Original Term (mos)	360	360	360
Stated Remaining Term (mos)	351	360	359
Loan Age (mos)	0	9	1
Current Interest Rate	5.100%	9.950%	6.855%
Initial Interest Rate Cap	3.000%	3.000%	3.000%
Periodic Rate Cap	1.000%	1.000%	1.000%
Gross Margin	5.200%	6.250%	5.822%
Maximum Mortgage Rate	11.100%	15.950%	12.855%
Minimum Mortgage Rate	5.100%	9.950%	6.855%
Months to Roll	15	36	24
Original Loan-to-Value	23.43%	100.00%	81.52%
Credit Score(3)	500	806	643

		Earliest	Latest
Maturity Date:		2/1/2034	11/1/2034

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
1st Lien	100.00%	2004	100.00%

		Loan Purpose	Percent of Mortgage Pool
		Purchase	49.56%
Occupancy Type	Percent of Mortgage Pool	Refinance - Cashout	30.82%
Investment Property	6.53%	Refinance - Rate/Term	19.62%
Primary Home	93.23%	Total:	100.00%
Second Home	0.24%
Total:	100.00%	Property Type	Percent of Mortgage Pool
		Condominium	8.61%
Loan Type	Percent of Mortgage Pool	Planned Unit Development	17.39%
ARM	100.00%	Rowhouse	0.04%
		Single Family Attached	0.47%
Amortization Type		Single Family Detached	70.09%
30 Year Amortization	27.48%	Townhouse	0.34%
5 Year IO / 25 Year Amortization	72.52%	Two-to-Four Family	3.05%
		Total:	100.00%

(1)

Sum of Principal Balance divided by total number of loans.

(2)

Weighted by Outstanding Principal Balance.

(3)

Minimum and Weighting only for loans with scores.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Mortgage Rates of Aggregate Mortgage Loans

Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6.000% or Less	472	$132,365,831.59	15.68%	5.803%	676	$280,436.08	79.82%	60.70%
6.001% to 6.500%	791	201,089,709.34	23.82	6.344	662	254,222.14	81.01	50.11
6.501% to 7.000%	1,006	232,720,432.63	27.57	6.827	648	231,332.44	82.11	44.80
7.001% to 7.500%	618	125,384,493.67	14.85	7.309	627	202,887.53	82.64	47.20
7.501% to 8.000%	579	95,095,508.76	11.27	7.799	609	164,240.95	82.91	52.08
8.001% to 8.500%	228	29,294,744.50	3.47	8.290	590	128,485.72	82.61	58.81
8.501% to 9.000%	151	18,674,300.14	2.21	8.767	569	123,670.86	79.17	58.53
9.001% to 9.500%	58	6,843,605.14	0.81	9.267	561	117,993.19	74.84	66.53
9.501% to 10.000%	34	2,620,475.16	0.31	9.805	543	77,072.80	70.99	73.32
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.100% per annum to 9.950% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.855% per annum.

Remaining Months to Stated Maturity of Aggregate Mortgage Loans

Range of Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
349 - 360	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 351 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 359 months.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Outstanding Mortgage Loan Principal Balances of Aggregate Mortgage Loans

Range of Outstanding Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
$50,000.00 or less	72	$3,169,888.43	0.38%	8.283%	606	$44,026.23	73.05%	75.06%
$50,000.01 to $100,000.00	599	45,979,115.58	5.45	7.653	622	76,759.79	79.91	67.89
$100,000.01 to $150,000.00	731	90,870,898.34	10.77	7.299	631	124,310.39	81.22	63.04
$150,000.01 to $200,000.00	692	121,020,352.06	14.34	7.049	633	174,884.90	81.59	59.68
$200,000.01 to $250,000.00	467	104,584,671.65	12.39	6.811	645	223,950.05	82.29	52.04
$250,000.01 to $300,000.00	458	125,746,748.46	14.90	6.694	651	274,556.22	80.57	46.79
$300,000.01 to $350,000.00	367	119,204,827.71	14.12	6.644	647	324,808.79	82.21	44.55
$350,000.01 to $400,000.00	302	113,779,142.41	13.48	6.630	647	376,752.13	82.17	43.73
$400,000.01 to $450,000.00	92	39,101,748.68	4.63	6.573	647	425,019.01	83.00	46.93
$450,000.01 to $500,000.00	106	50,958,948.49	6.04	6.696	650	480,744.80	81.18	36.87
$500,000.01 to $550,000.00	17	9,060,053.69	1.07	6.407	666	532,944.33	78.37	35.32
$550,000.01 to $600,000.00	18	10,323,311.82	1.22	6.499	688	573,517.32	81.67	38.28
$600,000.01 to $650,000.00	13	8,128,093.61	0.96	6.724	672	625,237.97	80.28	54.41
$650,000.01 to $700,000.00	1	680,000.00	0.08	5.500	721	680,000.00	80.00	0.00
$700,000.01 to $750,000.00	2	1,481,300.00	0.18	6.489	725	740,650.00	80.00	50.05
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29,982.56 to approximately $741,400.00 and the average outstanding principal balance of the Mortgage Loans was approximately $214,399.06.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Product Types of Aggregate Mortgage Loans

Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	1,466	$218,827,562.75	25.92%	7.284%	623	$149,268.46	81.56%	53.98%
2/28 LIBOR IO ARM	2,265	583,789,991.96	69.16	6.703	651	257,743.93	81.59	49.05
3/27 LIBOR ARM	90	13,090,552.18	1.55	7.192	632	145,450.58	80.41	58.56
3/27 LIBOR IO ARM	116	28,380,994.04	3.36	6.526	654	244,663.74	80.24	58.39
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

Loan Programs of Aggregate Mortgage Loans

Loan Programs	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
42nd Street	45	$8,689,456.63	1.03%	6.396%	668	$193,099.04	82.69%	100.00%
Bay Street	882	210,192,602.81	24.90	6.762	658	238,313.61	84.98	53.97
High Street	496	84,084,904.38	9.96	7.251	595	169,526.02	85.57	84.89
Main Street	803	154,976,652.56	18.36	7.507	564	192,997.08	82.00	77.70
South Street	169	39,368,539.68	4.66	6.561	621	232,949.94	62.35	50.59
Wall Street	1,542	346,776,944.87	41.08	6.569	684	224,887.77	80.37	27.35
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

Fieldstone Mortgage Investment Trust, Series 2004-5

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State Distributions of Mortgaged Properties of Aggregate Mortgage Loans

State Distributions of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Arizona	216	$35,324,708.61	4.18%	6.943%	634	$163,540.32	81.86%	61.08%
Arkansas	18	1,797,578.32	0.21	7.782	616	99,865.46	81.50	77.39
California	1,350	408,988,677.89	48.45	6.552	653	302,954.58	80.61	44.45
Colorado	321	61,934,221.27	7.34	6.757	635	192,941.50	83.77	61.34
Connecticut	8	1,652,315.13	0.20	6.989	650	206,539.39	83.62	67.87
Delaware	2	301,600.00	0.04	7.516	672	150,800.00	80.00	34.48
District Of Columbia	5	1,187,506.28	0.14	7.749	673	237,501.26	79.83	8.54
Florida	157	30,121,093.02	3.57	7.270	627	191,854.10	81.42	43.93
Georgia	64	10,676,808.61	1.26	7.121	647	166,825.13	83.31	34.35
Idaho	12	1,308,541.76	0.16	7.915	586	109,045.15	79.44	95.25
Illinois	324	57,720,792.21	6.84	7.414	640	178,150.59	82.18	51.60
Indiana	18	1,803,984.81	0.21	8.053	586	100,221.38	83.32	75.94
Iowa	57	4,961,339.95	0.59	8.359	603	87,041.05	83.45	79.68
Kansas	56	5,907,801.80	0.70	7.531	610	105,496.46	83.39	58.08
Kentucky	12	1,127,481.18	0.13	8.051	604	93,956.77	86.21	50.60
Louisiana	24	2,621,185.78	0.31	7.508	594	109,216.07	80.84	61.18
Maine	1	129,905.90	0.02	7.625	528	129,905.90	76.48	0.00
Maryland	71	15,158,178.13	1.80	7.425	651	213,495.47	80.45	49.52
Massachusetts	96	25,003,374.84	2.96	6.857	653	260,451.82	81.55	47.92
Michigan	78	13,072,771.96	1.55	7.285	625	167,599.64	84.27	65.61
Minnesota	89	17,991,231.47	2.13	6.852	640	202,148.67	83.50	48.24
Mississippi	11	1,653,295.71	0.20	6.914	616	150,299.61	78.54	90.45
Missouri	111	11,325,428.35	1.34	7.620	615	102,030.89	83.25	66.55
Nebraska	19	1,874,041.13	0.22	7.270	642	98,633.74	84.90	56.69
Nevada	52	11,333,676.71	1.34	7.126	633	217,955.32	83.04	77.44
New Hampshire	11	2,380,344.96	0.28	6.911	633	216,395.00	82.39	72.06
New Jersey	23	6,150,594.73	0.73	7.261	631	267,417.16	79.33	55.01
New Mexico	12	1,605,406.04	0.19	7.509	605	133,783.84	84.34	82.44
North Carolina	26	4,509,056.05	0.53	7.419	633	173,425.23	76.99	35.75
Ohio	5	579,429.29	0.07	7.532	595	115,885.86	87.88	85.15
Oklahoma	18	1,551,739.60	0.18	8.068	598	86,207.76	84.84	61.68
Oregon	11	1,665,996.48	0.20	7.218	642	151,454.23	83.97	84.63
Pennsylvania	10	1,288,674.73	0.15	7.337	600	128,867.47	81.43	63.80
Rhode Island	12	2,486,454.61	0.29	7.119	621	207,204.55	81.49	63.31
South Carolina	17	1,805,627.61	0.21	7.759	607	106,213.39	83.59	74.58
South Dakota	3	285,866.33	0.03	6.831	657	95,288.78	84.92	100.00
Tennessee	65	7,781,315.38	0.92	7.041	641	119,712.54	82.14	66.96
Texas	220	24,529,042.42	2.91	7.307	635	111,495.65	81.64	57.51
Utah	64	8,745,877.94	1.04	6.866	638	136,654.34	81.80	55.54
Washington	172	33,380,524.56	3.95	6.757	631	194,072.82	82.48	63.38
Virginia	75	17,553,426.16	2.08	7.233	649	234,045.68	82.70	47.07
Wisconsin	19	2,615,458.22	0.31	7.980	577	137,655.70	79.38	53.44
Wyoming	2	196,725.00	0.02	7.500	555	98,362.50	80.12	100.00
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

No more than approximately 0.62% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Original Loan-to-Value Ratios of Aggregate Mortgage Loans

Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
50.00% or less	36	$5,556,115.03	0.66%	7.178%	596	$154,336.53	43.37%	52.69%
50.01% to 55.00%	19	4,223,945.46	0.50	6.887	609	222,312.92	52.51	71.44
55.01% to 60.00%	53	11,186,974.51	1.33	6.924	589	211,074.99	58.15	67.60
60.01% to 65.00%	53	9,235,812.98	1.09	7.201	594	174,260.62	63.00	49.28
65.01% to 70.00%	168	35,139,257.77	4.16	7.038	607	209,162.25	68.73	50.18
70.01% to 75.00%	201	31,517,125.01	3.73	7.383	599	156,801.62	73.85	58.49
75.01% to 80.00%	1,904	411,334,773.28	48.73	6.644	665	216,037.17	79.79	39.28
80.01% to 85.00%	568	132,016,199.29	15.64	6.963	633	232,422.89	84.62	52.67
85.01% to 90.00%	838	183,932,344.17	21.79	7.027	625	219,489.67	89.64	69.15
90.01% to 95.00%	96	19,676,553.43	2.33	7.442	645	204,964.10	94.75	82.65
95.01% to 100.00%	1	270,000.00	0.03	7.750	644	270,000.00	100.00	0.00
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 23.43% to 100.00% and the weighted average Original Loan-to-Value was approximately 81.52%.

Loan Purpose of Aggregate Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	2,076	$418,298,789.01	49.56%	6.721%	668	$201,492.67	81.89%	40.43%
Refinance - Cashout	1,160	260,174,909.24	30.82	7.022	616	224,288.71	81.00	59.64
Refinance - Rate/Term	701	165,615,402.68	19.62	6.931	623	236,255.92	81.38	63.03
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

Property Type of Aggregate Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Condominium	335	$72,706,947.17	8.61%	6.722%	660	$217,035.66	81.50%	49.93%
Planned Unit Development	644	146,773,471.10	17.39	6.839	646	227,909.12	82.20	54.21
Rowhouse	3	370,880.96	0.04	8.208	604	123,626.99	73.17	14.81
Single Family Attached	23	3,929,120.18	0.47	6.831	650	170,831.31	82.05	65.24
Single Family Detached	2,812	591,636,860.67	70.09	6.874	639	210,397.18	81.40	51.15
Townhouse	18	2,899,508.14	0.34	6.925	672	161,083.79	80.55	31.79
Two-to-Four Family	102	25,772,312.71	3.05	6.875	687	252,669.73	80.52	25.86
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

Fieldstone Mortgage Investment Trust, Series 2004-5

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Documentation Type of Aggregate Mortgage Loans

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12 Month Bank Statements	190	$44,447,656.30	5.27%	6.948%	631	$233,935.03	83.60%	0.00%
24 Month Bank Statements	131	33,530,939.50	3.97	6.755	626	255,961.37	83.25	0.00
Full Documentation	2,194	428,685,009.94	50.79	6.841	620	195,389.70	82.32	100.00
Limited Documentation	10	1,730,521.19	0.21	7.130	624	173,052.12	83.96	0.00
Stated Income Self-Employed	512	120,573,801.39	14.28	6.973	666	235,495.71	79.45	0.00
Stated Income Wage Earner	900	215,121,172.61	25.49	6.811	683	239,023.53	80.35	0.00
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

Occupancy Type of Aggregate Mortgage Loans

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Investment Property	343	$55,123,496.90	6.53%	7.322%	676	$160,709.90	79.52%	45.24%
Primary Home	3,583	786,927,932.64	93.23	6.821	641	219,628.23	81.67	51.24
Second Home	11	2,037,671.39	0.24	7.437	669	185,242.85	77.39	23.84
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

The information set forth above with respect to occupancy type is based upon representations of the related mortgagors at the time of origination.

Mortgage Loan Age Summary of Aggregate Mortgage Loans

Mortgage Loan Age Summary (mos)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	1,450	$297,547,131.95	35.25%	6.818%	649	$205,204.92	81.51%	42.69%
1	1,793	357,428,772.02	42.34	6.926	644	199,346.78	81.60	49.09
2	318	85,979,453.66	10.19	6.754	631	270,375.64	80.64	64.08
3	288	81,231,773.01	9.62	6.789	636	282,054.77	81.60	66.25
4	79	19,949,580.06	2.36	6.816	630	252,526.33	83.59	76.89
5	6	1,719,149.80	0.20	6.839	643	286,524.97	81.13	100.00
6	2	181,671.01	0.02	8.688	533	90,835.51	79.31	100.00
9	1	51,569.42	0.01	8.750	516	51,569.42	85.00	100.00
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Original Prepayment Penalty Term of Aggregate Mortgage Loans

Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6 Months	55	$5,793,572.48	0.69%	7.514%	610	$105,337.68	83.28%	57.25%
12 Months	63	16,549,416.65	1.96	7.239	643	262,689.15	79.73	57.45
24 Months	2,802	627,761,917.87	74.37	6.748	645	224,040.66	81.51	50.16
30 Months	250	53,579,932.50	6.35	6.731	631	214,319.73	82.88	51.57
36 Months	166	34,884,294.24	4.13	6.616	653	210,146.35	80.06	54.82
None	601	105,519,967.19	12.50	7.540	640	175,573.99	81.56	51.38
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

Credit Scores of Aggregate Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
500 or less	6	$1,248,601.71	0.15%	7.552%	500	$208,100.29	78.21%	100.00%
501 to 525	127	21,150,684.05	2.51	7.984	515	166,540.82	76.98	86.52
526 to 550	292	48,536,033.66	5.75	7.764	538	166,219.29	80.18	76.34
551 to 575	305	61,473,606.12	7.28	7.368	563	201,552.81	82.85	79.12
576 to 600	359	67,686,412.57	8.02	7.293	588	188,541.54	80.47	72.36
601 to 625	445	95,152,058.94	11.27	6.843	614	213,824.85	80.98	74.26
626 to 650	640	140,583,570.89	16.66	6.722	638	219,661.83	82.63	59.16
651 to 675	648	146,085,053.52	17.31	6.652	663	225,439.90	81.92	38.36
676 to 700	541	126,359,597.00	14.97	6.578	687	233,566.72	81.43	24.31
701 to 725	283	67,480,049.45	7.99	6.498	712	238,445.40	81.21	23.40
726 to 750	170	39,622,696.27	4.69	6.508	737	233,074.68	81.42	19.84
751 to 775	87	20,351,894.81	2.41	6.577	761	233,929.83	81.81	24.11
776 to 800	30	6,952,821.94	0.82	6.571	787	231,760.73	84.01	56.23
801 to 825	4	1,406,020.00	0.17	6.823	803	351,505.00	82.20	100.00
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 643.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Credit Grade of Aggregate Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	3,149	$708,957,307.31	83.99%	6.724%	657	$225,137.28	81.39%	44.83%
A-	181	35,272,130.17	4.18	7.422	560	194,873.65	82.55	73.66
A+	236	43,729,864.12	5.18	6.936	628	185,296.03	85.92	83.22
B	143	22,107,860.44	2.62	7.867	544	154,600.42	80.13	88.59
B+	108	16,642,981.70	1.97	7.714	530	154,101.68	85.91	84.79
C	100	14,345,307.82	1.70	8.637	533	143,453.08	72.23	83.78
C+	2	317,836.48	0.04	8.486	514	158,918.24	75.00	21.00
D	18	2,715,812.89	0.32	9.287	553	150,878.49	63.64	100.00
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

Gross Margins of Aggregate Mortgage Loans

Range of Gross Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
5.001% to 5.500%	1,058	$254,731,228.88	30.18%	6.437%	665	$240,766.76	81.41%	58.80%
5.501% to 6.000%	1,691	388,935,627.20	46.08	6.897	638	230,003.33	81.91	46.74
6.001% to 6.500%	1,188	200,422,244.85	23.74	7.305	627	168,705.59	80.89	48.45
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

As of the Cut-off Date, the Gross Margins for the Mortgage Loans ranged from 5.200% per annum to 6.250% per annum and the weighted average Gross Margin of the Mortgage Loans was approximately 5.822% per annum.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Maximum Mortgage Rates of Aggregate Mortgage Loans

Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12.000 or less	472	$132,365,831.59	15.68%	5.803%	676	$280,436.08	79.82%	60.70%
12.001 to 12.500	791	201,089,709.34	23.82	6.344	662	254,222.14	81.01	50.11
12.501 to 13.000	1,006	232,720,432.63	27.57	6.827	648	231,332.44	82.11	44.80
13.001 to 13.500	618	125,384,493.67	14.85	7.309	627	202,887.53	82.64	47.20
13.501 to 14.000	579	95,095,508.76	11.27	7.799	609	164,240.95	82.91	52.08
14.001 to 14.500	228	29,294,744.50	3.47	8.290	590	128,485.72	82.61	58.81
14.501 to 15.000	151	18,674,300.14	2.21	8.767	569	123,670.86	79.17	58.53
15.001 to 15.500	58	6,843,605.14	0.81	9.267	561	117,993.19	74.84	66.53
15.501 to 16.000	34	2,620,475.16	0.31	9.805	543	77,072.80	70.99	73.32
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

As of the Cut-off Date, the Maximum Mortgage Rates for the Mortgage Loans ranged from 11.100% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 12.855% per annum.

Next Rate Adjustment Date of Aggregate Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
February 2006	1	$51,569.42	0.01%	8.750%	516	$51,569.42	85.00%	100.00%
May 2006	2	181,671.01	0.02	8.688	533	90,835.51	79.31	100.00
June 2006	5	1,467,149.80	0.17	6.985	619	293,429.96	81.32	100.00
July 2006	76	19,437,030.06	2.30	6.816	629	255,750.40	83.62	76.28
August 2006	272	76,179,542.77	9.03	6.803	635	280,071.85	81.39	66.27
September 2006	306	82,627,710.69	9.79	6.755	632	270,025.20	80.79	64.48
October 2006	1,717	343,416,974.01	40.68	6.935	644	200,009.89	81.67	48.59
November 2006	1,352	279,255,906.95	33.08	6.818	649	206,550.23	81.62	42.00
June 2007	1	252,000.00	0.03	5.990	782	252,000.00	80.00	100.00
July 2007	3	512,550.00	0.06	6.812	657	170,850.00	82.35	100.00
August 2007	16	5,052,230.24	0.60	6.576	655	315,764.39	84.78	66.05
September 2007	12	3,351,742.97	0.40	6.720	627	279,311.91	77.15	54.28
October 2007	76	14,011,798.01	1.66	6.704	647	184,365.76	80.03	61.24
November 2007	98	18,291,225.00	2.17	6.816	647	186,645.15	79.78	53.23
Total:	3,937	$844,089,100.93	100.00%	6.855%	643	$214,399.06	81.52%	50.79%

Fieldstone Mortgage Investment Trust, Series 2004-5

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Group 1 Statistical Collateral Summary

Aggregate Outstanding Principal Balance	$488,076,524
Aggregate Original Principal Balance	$488,164,719
Number of Mortgage Loans	2,586

	Minimum	Maximum	Average(1)
Original Principal Balance	$30,000.00	$420,000.00	$188,772.13
Outstanding Principal Balance	$29,982.92	$420,000.00	$188,738.02

	Minimum	Maximum	Weighted Average(2)
Original Term (mos)	360	360	360
Stated Remaining Term (mos)	351	360	359
Loan Age (mos)	0	9	1
Current Interest Rate	5.100%	9.950%	6.845%
Initial Interest Rate Cap	3.000%	3.000%	3.000%
Periodic Rate Cap	1.000%	1.000%	1.000%
Gross Margin	5.200%	6.250%	5.833%
Maximum Mortgage Rate	11.100%	15.950%	12.845%
Minimum Mortgage Rate	5.100%	9.950%	6.845%
Months to Roll	15	36	24
Original Loan-to-Value	23.43%	100.00%	81.28%
Credit Score(3)	500	806	643

		Earliest	Latest
Maturity Date:		2/1/2034	11/1/2034

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
1st Lien	100.00%	2004	100.00%

		Loan Purpose	Percent of Mortgage Pool
		Purchase	52.38%
Occupancy Type	Percent of Mortgage Pool	Refinance - Cashout	29.32%
Investment Property	7.62%	Refinance - Rate/Term	18.30%
Primary Home	92.25%	Total:	100.00%
Second Home	0.13%
Total:	100.00%	Property Type	Percent of Mortgage Pool
		Condominium	10.55%
Loan Type	Percent of Mortgage Pool	Planned Unit Development	17.07%
ARM	100.00%	Rowhouse	0.03%
		Single Family Attached	0.37%
Amortization Type		Single Family Detached	67.61%
30 Year Amortization	24.19%	Townhouse	0.46%
5 Year IO / 25 Year Amortization	75.81%	Two-to-Four Family	3.91%
		Total:	100.00%

(1)

Sum of Principal Balance divided by total number of loans.

(2)

Weighted by Outstanding Principal Balance.

(3)

Minimum and Weighting only for loans with scores.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Mortgage Rates of Group 1 Mortgage Loans

Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6.000% or Less	307	$68,768,866.09	14.09%	5.807%	676	$224,002.82	79.64%	65.32%
6.001% to 6.500%	567	119,080,188.67	24.40	6.355	662	210,017.97	80.78	53.30
6.501% to 7.000%	754	147,874,420.02	30.30	6.830	649	196,119.92	81.88	46.27
7.001% to 7.500%	430	75,405,017.70	15.45	7.290	626	175,360.51	82.46	53.16
7.501% to 8.000%	289	46,443,535.81	9.52	7.804	605	160,704.28	82.30	54.05
8.001% to 8.500%	132	16,869,053.65	3.46	8.313	583	127,795.86	81.73	63.98
8.501% to 9.000%	68	9,085,008.03	1.86	8.764	564	133,603.06	79.15	68.08
9.001% to 9.500%	29	3,691,390.99	0.76	9.286	549	127,289.34	72.59	65.81
9.501% to 10.000%	10	859,043.06	0.18	9.845	534	85,904.31	71.05	71.60
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.100% per annum to 9.950% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.845% per annum.

Remaining Months to Stated Maturity of Group 1 Mortgage Loans

Range of Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
349 - 360	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 351 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 359 months.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Outstanding Mortgage Loan Principal Balances of Group 1 Mortgage Loans

Range of Outstanding Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
$50,000.00 or less	35	$1,542,322.64	0.32%	8.080%	602	$44,066.36	72.50%	77.20%
$50,000.01 to $100,000.00	338	26,487,081.91	5.43	7.375	630	78,364.15	79.49	68.71
$100,000.01 to $150,000.00	539	67,243,200.49	13.78	7.175	634	124,755.47	80.93	65.18
$150,000.01 to $200,000.00	571	99,869,580.11	20.46	6.936	637	174,902.94	81.42	60.02
$200,000.01 to $250,000.00	418	93,691,611.07	19.20	6.734	648	224,142.61	82.01	50.72
$250,000.01 to $300,000.00	436	119,780,172.68	24.54	6.651	652	274,725.17	80.46	46.91
$300,000.01 to $350,000.00	236	74,620,755.12	15.29	6.669	644	316,189.64	82.66	45.62
$350,000.01 to $400,000.00	12	4,421,800.00	0.91	6.674	685	368,483.33	81.22	24.97
$400,000.01 to $450,000.00	1	420,000.00	0.09	7.125	757	420,000.00	80.00	0.00
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29.982.92 to approximately $420,000.00 and the average outstanding principal balance of the Mortgage Loans was approximately $188,738.02.

Product Types of Group 1 Mortgage Loans

Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	745	$110,687,711.53	22.68%	7.091%	625	$148,574.11	81.31%	57.93%
2/28 LIBOR IO ARM	1,698	351,471,426.17	72.01	6.780	649	206,991.42	81.31	51.96
3/27 LIBOR ARM	51	7,390,613.00	1.51	6.971	638	144,913.98	79.30	51.38
3/27 LIBOR IO ARM	92	18,526,773.32	3.80	6.551	658	201,377.97	81.36	61.93
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

Loan Programs of Group 1 Mortgage Loans

Loan Programs	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
42nd Street	34	$6,061,675.69	1.24%	6.317%	670	$178,284.58	83.17%	100.00%
Bay Street	572	118,474,282.02	24.27	6.734	657	207,122.87	84.77	56.08
High Street	312	52,289,876.78	10.71	7.103	599	167,595.76	85.85	89.66
Main Street	499	87,980,373.78	18.03	7.531	563	176,313.37	81.51	80.72
South Street	123	25,290,184.55	5.18	6.582	618	205,611.26	62.14	50.07
Wall Street	1,046	197,980,131.20	40.56	6.587	685	189,273.55	80.28	29.77
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

Fieldstone Mortgage Investment Trust, Series 2004-5

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State Distributions of Mortgaged Properties of Group 1 Mortgage Loans

State Distributions of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Arizona	178	$25,901,809.58	5.31%	6.886%	639	$145,515.78	81.18%	65.21%
Arkansas	10	1,088,105.65	0.22	7.382	639	108,810.57	84.22	84.84
California	870	212,903,564.58	43.62	6.595	652	244,716.74	79.60	45.67
Colorado	286	52,901,182.14	10.84	6.752	635	184,969.17	84.08	64.57
Connecticut	5	939,700.00	0.19	6.830	655	187,940.00	86.37	55.85
Delaware	1	104,000.00	0.02	6.500	658	104,000.00	80.00	100.00
District Of Columbia	3	582,440.77	0.12	7.615	651	194,146.92	79.65	17.41
Florida	106	17,956,626.58	3.68	7.299	626	169,402.14	82.42	47.59
Georgia	41	5,529,025.10	1.13	7.089	652	134,854.27	83.97	43.65
Idaho	5	609,704.26	0.12	7.397	630	121,940.85	85.68	89.8
Illinois	171	28,667,186.52	5.87	7.302	640	167,644.37	81.56	53.59
Indiana	9	1,009,782.11	0.21	7.625	589	112,198.01	85.66	68.86
Iowa	18	1,627,593.14	0.33	8.086	607	90,421.84	83.01	79.06
Kansas	38	4,049,231.54	0.83	7.460	615	106,558.72	82.69	60.08
Kentucky	8	743,151.83	0.15	7.671	610	92,893.98	85.07	67.38
Louisiana	13	1,439,356.04	0.29	7.269	606	110,719.70	80.01	60.31
Maine	1	129,905.90	0.03	7.625	528	129,905.90	76.48	0.00
Maryland	48	9,178,861.10	1.88	7.480	650	191,226.27	79.44	47.87
Massachusetts	61	14,693,523.35	3.01	6.812	658	240,877.43	81.75	50.15
Michigan	49	7,959,224.36	1.63	7.290	630	162,433.15	83.31	68.84
Minnesota	67	12,394,568.84	2.54	6.802	635	184,993.56	83.73	63.61
Mississippi	5	519,377.00	0.11	7.004	651	103,875.40	82.43	83.06
Missouri	61	6,358,987.80	1.30	7.464	618	104,245.70	84.02	71.96
Nebraska	9	1,082,550.76	0.22	6.459	649	120,283.42	85.03	71.13
Nevada	40	7,759,939.20	1.59	7.101	634	193,998.48	81.85	71.98
New Hampshire	8	1,664,602.80	0.34	7.095	617	208,075.35	82.83	81.67
New Jersey	8	2,032,144.85	0.42	7.346	612	254,018.11	75.69	65.11
New Mexico	10	1,413,879.04	0.29	7.444	608	141,387.90	84.15	80.07
North Carolina	15	2,081,415.87	0.43	7.398	653	138,761.06	82.92	57.14
Ohio	4	488,529.29	0.10	7.538	608	122,132.32	87.49	82.39
Oklahoma	7	606,442.90	0.12	8.046	587	86,634.70	85.95	67.02
Oregon	8	1,341,477.65	0.27	7.020	651	167,684.71	83.38	80.92
Pennsylvania	8	975,082.40	0.20	7.404	605	121,885.30	81.09	52.16
Rhode Island	8	1,583,307.80	0.32	6.899	613	197,913.48	79.67	71.81
South Carolina	9	1,026,044.60	0.21	7.310	630	114,004.96	82.19	94.30
South Dakota	3	285,866.33	0.06	6.831	657	95,288.78	84.92	100.00
Tennessee	39	4,418,021.31	0.91	7.039	640	113,282.60	81.22	58.12
Texas	126	14,012,411.64	2.87	7.194	637	111,209.62	82.16	55.07
Utah	43	5,392,372.60	1.10	6.761	641	125,404.01	82.40	62.91
Washington	131	23,445,989.91	4.80	6.739	638	178,977.02	83.12	64.01
Virginia	49	10,366,836.48	2.12	7.166	653	211,568.09	82.72	39.35
Wisconsin	6	711,975.40	0.15	7.556	618	118,662.57	82.55	39.37
Wyoming	1	100,725.00	0.02	6.500	607	100,725.00	85.00	100.00
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

No more than approximately 0.59% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Loan-to-Value Ratios of Group 1 Mortgage Loans

Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
50.00% or less	24	$3,899,809.44	0.80%	7.205%	590	$162,492.06	43.49%	49.40%
50.01% to 55.00%	14	2,665,432.14	0.55	7.077	609	190,388.01	52.50	60.61
55.01% to 60.00%	35	6,945,820.88	1.42	6.941	577	198,452.03	58.23	74.90
60.01% to 65.00%	35	6,186,516.51	1.27	7.050	598	176,757.61	63.06	52.39
65.01% to 70.00%	108	19,938,854.81	4.09	6.984	606	184,619.03	68.65	55.60
70.01% to 75.00%	125	17,907,113.75	3.67	7.498	590	143,256.91	73.79	63.19
75.01% to 80.00%	1,326	251,977,929.33	51.63	6.639	667	190,028.60	79.85	40.71
80.01% to 85.00%	340	62,528,467.07	12.81	7.004	629	183,907.26	84.67	60.83
85.01% to 90.00%	524	104,812,217.69	21.47	7.010	622	200,023.32	89.68	73.46
90.01% to 95.00%	54	10,944,362.40	2.24	7.375	643	202,673.38	94.61	91.48
95.01% to 100.00%	1	270,000.00	0.06	7.750	644	270,000.00	100.00	0.00
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 23.43% to 100.00% and the weighted average Original Loan-to-Value was approximately 81.28%.

Loan Purpose of Group 1 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	1,413	$255,676,449.73	52.38%	6.723%	668	$180,945.82	81.77%	43.49%
Refinance - Cashout	732	143,105,441.35	29.32	6.978	615	195,499.24	80.64	64.43
Refinance - Rate/Term	441	89,294,632.94	18.30	6.979	620	202,482.16	80.91	65.66
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

Property Type of Group 1 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Condominium	255	$51,505,793.12	10.55%	6.724%	661	$201,983.50	81.33%	49.70%
Planned Unit Development	445	83,292,693.56	17.07	6.816	647	187,174.59	82.40	57.41
Rowhouse	2	165,415.45	0.03	8.311	582	82,707.73	64.69	33.20
Single Family Attached	14	1,806,285.34	0.37	7.125	666	129,020.38	84.89	47.37
Single Family Detached	1,779	329,991,410.17	67.61	6.869	637	185,492.64	81.01	54.81
Townhouse	16	2,250,989.59	0.46	6.970	642	140,686.85	79.27	38.58
Two-to-Four Family	75	19,063,936.79	3.91	6.825	686	254,185.82	81.07	31.28
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Documentation Type of Group 1 Mortgage Loans

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12 Month Bank Statements	112	$21,767,603.90	4.46%	6.956%	626	$194,353.61	82.97%	0.00%
24 Month Bank Statements	76	14,644,655.64	3.00	6.858	616	192,692.84	82.96	0.00
Full Documentation	1,485	262,015,354.57	53.68	6.833	621	176,441.32	82.15	100.00
Limited Documentation	7	995,899.84	0.20	7.597	611	142,271.41	85.56	0.00
Stated Income Self-Employed	310	62,455,250.88	12.80	6.878	670	201,468.55	79.69	0.00
Stated Income Wage Earner	596	126,197,759.19	25.86	6.826	684	211,741.21	79.74	0.00
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

Occupancy Type of Group 1 Mortgage Loans

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Investment Property	228	$37,196,481.18	7.62%	7.216%	675	$163,142.46	79.16%	49.00%
Primary Home	2,354	450,249,943.84	92.25	6.813	641	191,270.15	81.46	54.08
Second Home	4	630,099.00	0.13	7.564	634	157,524.75	79.39	46.80
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

The information set forth above with respect to occupancy type is based upon representations of the related mortgagors at the time of origination.

Mortgage Loan Age Summary of Group 1 Mortgage Loans

Mortgage Loan Age Summary (mos)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	945	$175,654,389.95	35.99%	6.797%	649	$185,877.66	81.30%	46.75%
1	1,168	212,297,741.24	43.50	6.901	644	181,761.76	81.28	50.95
2	217	45,220,292.98	9.27	6.790	633	208,388.45	80.21	67.89
3	195	43,047,880.11	8.82	6.813	633	220,758.36	81.89	72.89
4	56	10,985,500.52	2.25	6.894	626	196,169.65	82.96	80.10
5	4	819,149.80	0.17	6.449	684	204,787.45	81.24	100.00
9	1	51,569.42	0.01	8.750	516	51,569.42	85.00	100.00
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Prepayment Penalty Term of Group 1 Mortgage Loans

Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6 Months	37	$3,935,002.22	0.81%	7.433%	615	$106,351.41	82.50%	58.92%
12 Months	40	7,889,914.88	1.62	7.115	627	197,247.87	78.10	62.83
24 Months	1,901	370,849,914.06	75.98	6.773	645	195,081.49	81.32	52.93
30 Months	177	31,977,712.98	6.55	6.757	629	180,665.05	82.48	55.49
36 Months	115	21,429,158.98	4.39	6.550	657	186,340.51	80.51	58.97
None	316	51,994,820.90	10.65	7.449	642	164,540.57	81.00	53.99
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

Credit Scores of Group 1 Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
500 or less	3	$646,751.71	0.13%	7.637%	500	$215,583.90	73.46%	100.00%
501 to 525	72	12,297,088.27	2.52	7.972	515	170,792.89	76.72	88.17
526 to 550	181	28,400,449.44	5.82	7.717	539	156,908.56	79.69	83.15
551 to 575	193	33,950,376.10	6.96	7.377	563	175,908.68	81.98	79.25
576 to 600	222	39,724,519.98	8.14	7.229	588	178,939.28	80.40	77.36
601 to 625	283	54,921,063.89	11.25	6.786	614	194,067.36	80.73	76.80
626 to 650	436	82,396,734.39	16.88	6.715	638	188,983.34	82.93	63.11
651 to 675	446	85,779,302.96	17.57	6.651	663	192,330.28	81.51	42.82
676 to 700	365	71,234,637.20	14.59	6.626	687	195,163.39	81.20	23.86
701 to 725	185	37,344,843.36	7.65	6.495	711	201,864.02	81.19	21.10
726 to 750	119	24,550,282.78	5.03	6.493	737	206,304.90	80.72	23.55
751 to 775	56	11,738,252.00	2.41	6.595	762	209,611.64	82.03	38.80
776 to 800	23	4,580,371.94	0.94	6.521	786	199,146.61	83.42	57.63
801 to 825	2	511,850.00	0.10	6.316	803	255,925.00	74.50	100.00
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 643.

Credit Grade of Group 1 Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	2,084	$402,595,627.49	82.49%	6.708%	658	$193,184.08	81.16%	47.30%
A-	120	22,679,499.27	4.65	7.432	559	188,995.83	81.89	71.70
A+	164	28,899,583.92	5.92	6.883	629	176,216.98	85.56	87.77
B	87	12,987,755.30	2.66	7.846	545	149,284.54	79.09	90.75
B+	57	9,319,961.45	1.91	7.531	532	163,508.10	87.80	86.15
C	63	9,632,156.55	1.97	8.611	528	152,891.37	72.13	87.74
C+	1	251,086.48	0.05	8.150	514	251,086.48	75.00	0.00
D	10	1,710,853.56	0.35	9.161	544	171,085.36	62.92	100.00
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Gross Margins of Group 1 Mortgage Loans

Range of Gross Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
5.001% to 5.500%	712	$141,518,876.43	29.00%	6.435%	663	$198,762.47	81.02%	62.62%
5.501% to 6.000%	1,137	230,115,799.13	47.15	6.900	638	202,388.57	81.49	49.15
6.001% to 6.500%	737	116,441,848.46	23.86	7.233	629	157,994.37	81.19	51.77
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

As of the Cut-off Date, the Gross Margins for the Mortgage Loans ranged from 5.200% per annum to 6.250% per annum and the weighted average Gross Margin of the Mortgage Loans was approximately 5.833% per annum.

Maximum Mortgage Rates of Group 1 Mortgage Loans

Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12.000 or less	307	$68,768,866.09	14.09%	5.807%	676	$224,002.82	79.64%	65.32%
12.001 to 12.500	567	119,080,188.67	24.40	6.355	662	210,017.97	80.78	53.30
12.501 to 13.000	754	147,874,420.02	30.30	6.830	649	196,119.92	81.88	46.27
13.001 to 13.500	430	75,405,017.70	15.45	7.290	626	175,360.51	82.46	53.16
13.501 to 14.000	289	46,443,535.81	9.52	7.804	605	160,704.28	82.30	54.05
14.001 to 14.500	132	16,869,053.65	3.46	8.313	583	127,795.86	81.73	63.98
14.501 to 15.000	68	9,085,008.03	1.86	8.764	564	133,603.06	79.15	68.08
15.001 to 15.500	29	3,691,390.99	0.76	9.286	549	127,289.34	72.59	65.81
15.501 to 16.000	10	859,043.06	0.18	9.845	534	85,904.31	71.05	71.60
Total:	2,586	$488,076,524.02	100.00%	6.845%	643	$188,738.02	81.28%	53.68%

As of the Cut-off Date, the Maximum Mortgage Rates for the Mortgage Loans ranged from 11.100% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 12.845% per annum.

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Next Rate Adjustment Date of Group 1 Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
February 2006	1	$51,569.42	0.01%	8.750%	516	$51,569.42	85.00%	100.00%
June 2006	3	567,149.80	0.12	6.654	641	189,049.93	81.79	100.00
July 2006	53	10,472,950.52	2.15	6.898	624	197,602.84	82.99	79.13
August 2006	185	40,594,431.62	8.32	6.833	633	219,429.36	81.83	72.80
September 2006	209	43,426,842.98	8.90	6.798	633	207,783.94	80.25	68.16
October 2006	1,110	202,401,299.41	41.47	6.912	643	182,343.51	81.32	50.50
November 2006	882	164,644,893.95	33.73	6.802	649	186,672.22	81.34	46.44
June 2007	1	252,000.00	0.05	5.990	782	252,000.00	80.00	100.00
July 2007	3	512,550.00	0.11	6.812	657	170,850.00	82.35	100.00
August 2007	10	2,453,448.49	0.50	6.484	643	245,344.85	82.97	74.46
September 2007	8	1,793,450.00	0.37	6.598	638	224,181.25	79.43	61.24
October 2007	58	9,896,441.83	2.03	6.691	651	170,628.31	80.42	60.00
November 2007	63	11,009,496.00	2.26	6.715	656	174,753.90	80.77	51.27
Total:	2,586	$488,076,524.02	100.00%	6.85%	643	$188,738.02	81.28%	53.68%

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Group 2 Statistical Collateral Summary

Aggregate Outstanding Principal Balance	$356,012,577
Aggregate Original Principal Balance	$356,065,216
Number of Mortgage Loans	1,351

	Minimum	Maximum	Average(1)
Original Principal Balance	$30,000.00	$741,400.00	$263,556.78
Outstanding Principal Balance	$29,982.56	$741,400.00	$263,517.82

	Minimum	Maximum	Weighted Average(2)
Original Term (mos)	360	360	360
Stated Remaining Term (mos)	354	360	359
Loan Age (mos)	0	6	1
Current Interest Rate	5.400%	9.950%	6.869%
Initial Interest Rate Cap	3.000%	3.000%	3.000%
Periodic Rate Cap	1.000%	1.000%	1.000%
Gross Margin	5.200%	6.250%	5.807%
Maximum Mortgage Rate	11.400%	15.950%	12.869%
Minimum Mortgage Rate	5.400%	9.950%	6.869%
Months to Roll	18	36	23
Original Loan-to-Value	26.32%	95.00%	81.84%
Credit Score(3)	500	804	643

		Earliest	Latest
Maturity Date:		5/1/2034	11/1/2034

Lien Position	Percent of Mortgage Pool	Year of Origination	Percent of Mortgage Pool
1st Lien	100.00%	2004	100.00%

		Loan Purpose	Percent of Mortgage Pool
		Purchase	45.68%
Occupancy Type	Percent of Mortgage Pool	Refinance - Cashout	32.88%
Investment Property	5.04%	Refinance - Rate/Term	21.44%
Primary Home	94.57%	Total:	100.00%
Second Home	0.40%
Total:	100.00%	Property Type	Percent of Mortgage Pool
		Condominium	5.96%
Loan Type	Percent of Mortgage Pool	Planned Unit Development	17.83%
ARM	100.00%	Rowhouse	0.06%
		Single Family Attached	0.60%
Amortization Type		Single Family Detached	73.49%
30 Year Amortization	31.98%	Townhouse	0.18%
5 Year IO / 25 Year Amortization	68.02%	Two-to-Four Family	1.88%
		Total:	100.00%

(1)

Sum of Principal Balance divided by total number of loans.

(2)

Weighted by Outstanding Principal Balance.

(3)

Minimum and Weighting only for loans with scores.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Mortgage Rates of Group 2 Mortgage Loans

Range of Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6.000% or Less	165	$63,596,965.50	17.86%	5.798%	676	$385,436.15	80.02%	55.70%
6.001% to 6.500%	224	82,009,520.67	23.04	6.328	663	366,113.93	81.35	45.47
6.501% to 7.000%	252	84,846,012.61	23.83	6.821	646	336,690.53	82.51	42.23
7.001% to 7.500%	188	49,979,475.97	14.04	7.338	627	265,848.28	82.91	38.20
7.501% to 8.000%	290	48,651,972.95	13.67	7.795	612	167,765.42	83.49	50.20
8.001% to 8.500%	96	12,425,690.85	3.49	8.259	599	129,434.28	83.82	51.80
8.501% to 9.000%	83	9,589,292.11	2.69	8.769	575	115,533.64	79.18	49.47
9.001% to 9.500%	29	3,152,214.15	0.89	9.244	575	108,697.04	77.48	67.38
9.501% to 10.000%	24	1,761,432.10	0.49	9.786	548	73,393.00	70.96	74.16
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.400% per annum to 9.950% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.869% per annum.

Remaining Months to Stated Maturity of Group 2 Mortgage Loans

Range of Remaining Months to Stated Maturity	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
349 - 360	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 354 months to 360 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 359 months.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Outstanding Mortgage Loan Principal Balances of Group 2 Mortgage Loans

Range of Outstanding Mortgage Loan Principal Balances	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
$50,000.00 or less	37	$1,627,565.79	0.46%	8.475%	610	$43,988.26	73.56%	73.04%
$50,000.01 to $100,000.00	261	19,492,033.67	5.48	8.031	611	74,682.12	80.47	66.79
$100,000.01 to $150,000.00	192	23,627,697.85	6.64	7.651	624	123,060.93	82.04	56.94
$150,000.01 to $200,000.00	121	21,150,771.95	5.94	7.579	614	174,799.77	82.43	58.06
$200,000.01 to $250,000.00	49	10,893,060.58	3.06	7.477	616	222,307.36	84.73	63.44
$250,000.01 to $300,000.00	22	5,966,575.78	1.68	7.555	640	271,207.99	82.83	44.36
$300,000.01 to $350,000.00	131	44,584,072.59	12.52	6.603	651	340,336.43	81.45	42.75
$350,000.01 to $400,000.00	290	109,357,342.41	30.72	6.628	645	377,094.28	82.21	44.49
$400,000.01 to $450,000.00	91	38,681,748.68	10.87	6.567	646	425,074.16	83.03	47.44
$450,000.01 to $500,000.00	106	50,958,948.49	14.31	6.696	650	480,744.80	81.18	36.87
$500,000.01 to $550,000.00	17	9,060,053.69	2.54	6.407	666	532,944.33	78.37	35.32
$550,000.01 to $600,000.00	18	10,323,311.82	2.90	6.499	688	573,517.32	81.67	38.28
$600,000.01 to $650,000.00	13	8,128,093.61	2.28	6.724	672	625,237.97	80.28	54.41
$650,000.01 to $700,000.00	1	680,000.00	0.19	5.500	721	680,000.00	80.00	0.00
$700,000.01 to $750,000.00	2	1,481,300.00	0.42	6.489	725	740,650.00	80.00	50.05
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $29.982.56 to approximately $741,400.00 and the average outstanding principal balance of the Mortgage Loans was approximately $263,517.82.

Product Types of Group 2 Mortgage Loans

Product Types	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
2/28 LIBOR ARM	721	$108,139,851.22	30.38%	7.475%	621	$149,985.92	81.82%	49.93%
2/28 LIBOR IO ARM	567	232,318,565.79	65.26	6.586	654	409,732.92	82.01	44.64
3/27 LIBOR ARM	39	5,699,939.18	1.60	7.478	623	146,152.29	81.84	67.87
3/27 LIBOR IO ARM	24	9,854,220.72	2.77	6.477	647	410,592.53	78.14	51.72
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

Loan Programs of Group 2 Mortgage Loans

Loan Programs	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
42nd Street	11	$2,627,780.94	0.74%	6.578%	664	$238,889.18	81.59%	100.00%
Bay Street	310	91,718,320.79	25.76	6.799	658	295,865.55	85.24	51.25
High Street	184	31,795,027.60	8.93	7.493	588	172,799.06	85.12	77.05
Main Street	304	66,996,278.78	18.82	7.476	565	220,382.50	82.65	73.73
South Street	46	14,078,355.13	3.95	6.522	625	306,051.20	62.73	51.52
Wall Street	496	148,796,813.67	41.80	6.544	683	299,993.58	80.49	24.12
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

State Distributions of Mortgaged Properties of Group 2 Mortgage Loans

State Distributions of Mortgaged Properties	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Arizona	38	$9,422,899.03	2.65%	7.100%	621	$247,971.03	83.72%	49.71%
Arkansas	8	709,472.67	0.20	8.394	582	88,684.08	77.33	65.96
California	480	196,085,113.31	55.08	6.506	654	408,510.65	81.70	43.14
Colorado	35	9,033,039.13	2.54	6.788	635	258,086.83	81.94	42.44
Connecticut	3	712,615.13	0.20	7.199	644	237,538.38	80.00	83.73
Delaware	1	197,600.00	0.06	8.050	680	197,600.00	80.00	0.00
District Of Columbia	2	605,065.51	0.17	7.877	695	302,532.76	80.00	0.00
Florida	51	12,164,466.44	3.42	7.227	628	238,518.95	79.94	38.52
Georgia	23	5,147,783.51	1.45	7.156	642	223,816.67	82.60	24.35
Idaho	7	698,837.50	0.20	8.368	548	99,833.93	73.99	100.00
Illinois	153	29,053,605.69	8.16	7.524	640	189,892.85	82.79	49.63
Indiana	9	794,202.70	0.22	8.596	582	88,244.74	80.35	84.95
Iowa	39	3,333,746.81	0.94	8.492	602	85,480.69	83.67	79.99
Kansas	18	1,858,570.26	0.52	7.686	601	103,253.90	84.91	53.70
Kentucky	4	384,329.35	0.11	8.787	593	96,082.34	88.42	18.15
Louisiana	11	1,181,829.74	0.33	7.799	579	107,439.07	81.85	62.25
Maryland	23	5,979,317.03	1.68	7.339	652	259,970.31	81.98	52.07
Massachusetts	35	10,309,851.49	2.90	6.921	645	294,567.19	81.28	44.73
Michigan	29	5,113,547.60	1.44	7.277	617	176,329.23	85.76	60.59
Minnesota	22	5,596,662.63	1.57	6.963	651	254,393.76	82.99	14.20
Mississippi	6	1,133,918.71	0.32	6.873	600	188,986.45	76.76	93.83
Missouri	50	4,966,440.55	1.40	7.820	611	99,328.81	82.27	59.61
Nebraska	10	791,490.37	0.22	8.378	632	79,149.04	84.71	36.94
Nevada	12	3,573,737.51	1.00	7.179	631	297,811.46	85.62	89.30
New Hampshire	3	715,742.16	0.20	6.483	670	238,580.72	81.38	49.70
New Jersey	15	4,118,449.88	1.16	7.219	640	274,563.33	81.12	50.02
New Mexico	2	191,527.00	0.05	7.985	584	95,763.50	85.71	100.00
North Carolina	11	2,427,640.18	0.68	7.438	615	220,694.56	71.90	17.41
Ohio	1	90,900.00	0.03	7.500	528	90,900.00	90.00	100.00
Oklahoma	11	945,296.70	0.27	8.083	605	85,936.06	84.12	58.25
Oregon	3	324,518.83	0.09	8.033	604	108,172.94	86.43	100.00
Pennsylvania	2	313,592.33	0.09	7.127	584	156,796.17	82.50	100.00
Rhode Island	4	903,146.81	0.25	7.505	634	225,786.70	84.69	48.40
South Carolina	8	779,583.01	0.22	8.350	576	97,447.88	85.44	48.64
Tennessee	26	3,363,294.07	0.94	7.043	642	129,357.46	83.34	78.59
Texas	94	10,516,630.78	2.95	7.458	633	111,879.05	80.95	60.77
Utah	21	3,353,505.34	0.94	7.035	633	159,690.73	80.84	43.68
Washington	41	9,934,534.65	2.79	6.800	615	242,305.72	80.95	61.89
Virginia	26	7,186,589.68	2.02	7.329	644	276,407.30	82.67	58.22
Wisconsin	13	1,903,482.82	0.53	8.139	562	146,421.76	78.20	58.70
Wyoming	1	96,000.00	0.03	8.550	500	96,000.00	75.00	100.00
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

No more than approximately 1.05% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Loan-to-Value Ratios of Group 2 Mortgage Loans

Range of Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
50.00% or less	12	$1,656,305.59	0.47%	7.115%	609	$138,025.47	43.08%	60.45%
50.01% to 55.00%	5	1,558,513.32	0.44	6.563	609	311,702.66	52.53	89.96
55.01% to 60.00%	18	4,241,153.63	1.19	6.897	607	235,619.65	58.01	55.64
60.01% to 65.00%	18	3,049,296.47	0.86	7.508	586	169,405.36	62.88	42.98
65.01% to 70.00%	60	15,200,402.96	4.27	7.108	608	253,340.05	68.83	43.06
70.01% to 75.00%	76	13,610,011.26	3.82	7.232	611	179,079.10	73.92	52.30
75.01% to 80.00%	578	159,356,843.95	44.76	6.652	663	275,703.88	79.69	37.02
80.01% to 85.00%	228	69,487,732.22	19.52	6.925	635	304,770.76	84.57	45.32
85.01% to 90.00%	314	79,120,126.48	22.22	7.051	629	251,974.93	89.60	63.44
90.01% to 95.00%	42	8,732,191.03	2.45	7.526	649	207,909.31	94.94	71.57
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 26.32% to 95.00% and the weighted average Original Loan-to-Value was approximately 81.84%.

Loan Purpose of Group 2 Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Purchase	663	$162,622,339.28	45.68%	6.718%	670	$245,282.56	82.09%	35.63%
Refinance - Cashout	428	117,069,467.89	32.88	7.076	619	273,526.79	81.43	53.80
Refinance - Rate/Term	260	76,320,769.74	21.44	6.875	625	293,541.42	81.93	59.95
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

Property Type of Group 2 Mortgage Loans

Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Condominium	80	$21,201,154.05	5.96%	6.717%	657	$265,014.43	81.90%	50.49%
Planned Unit Development	199	63,480,777.54	17.83	6.869	645	318,998.88	81.95	50.00
Rowhouse	1	205,465.51	0.06	8.125	622	205,465.51	80.00	0.00
Single Family Attached	9	2,122,834.84	0.60	6.580	636	235,870.54	79.63	80.44
Single Family Detached	1,033	261,645,450.50	73.49	6.880	640	253,286.98	81.89	46.54
Townhouse	2	648,518.55	0.18	6.769	776	324,259.28	85.00	8.25
Two-to-Four Family	27	6,708,375.92	1.88	7.016	693	248,458.37	78.94	10.45
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Documentation Type of Group 2 Mortgage Loans

Documentation Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12 Month Bank Statements	78	$22,680,052.40	6.37%	6.940%	636	$290,769.90	84.21%	0.00%
24 Month Bank Statements	55	18,886,283.86	5.30	6.675	634	343,386.98	83.46	0.00
Full Documentation	709	166,669,655.37	46.82	6.853	618	235,077.09	82.58	100.00
Limited Documentation	3	734,621.35	0.21	6.496	641	244,873.78	81.80	0.00
Stated Income Self-Employed	202	58,118,550.51	16.32	7.076	662	287,715.60	79.20	0.00
Stated Income Wage Earner	304	88,923,413.42	24.98	6.791	682	292,511.23	81.23	0.00
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

Occupancy Type of Group 2 Mortgage Loans

Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
Investment Property	115	$17,927,015.72	5.04%	7.542%	677	$155,887.09	80.25%	37.44%
Primary Home	1,229	336,677,988.80	94.57	6.831	641	273,944.66	81.95	47.45
Second Home	7	1,407,572.39	0.40	7.381	685	201,081.77	76.50	13.56
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

The information set forth above with respect to occupancy type is based upon representations of the related mortgagors at the time of origination.

Mortgage Loan Age Summary of Group 2 Mortgage Loans

Mortgage Loan Age Summary (mos)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
0	505	$121,892,742.00	34.24%	6.850%	648	$241,371.77	81.80%	36.85%
1	625	145,131,030.78	40.77	6.963	646	232,209.65	82.08	46.37
2	101	40,759,160.68	11.45	6.714	629	403,556.05	81.12	59.86
3	93	38,183,892.90	10.73	6.762	640	410,579.49	81.28	58.77
4	23	8,964,079.54	2.52	6.720	635	389,742.59	84.36	72.95
5	2	900,000.00	0.25	7.194	605	450,000.00	81.03	100.00
6	2	181,671.01	0.05	8.688	533	90,835.51	79.31	100.00
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 1 month.

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Original Prepayment Penalty Term of Group 2 Mortgage Loans

Original Prepayment Penalty Term	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
6 Months	18	$1,858,570.26	0.52%	7.686%	601	$103,253.90	84.91%	53.70%
12 Months	23	8,659,501.77	2.43	7.353	657	376,500.08	81.22	52.55
24 Months	901	256,912,003.81	72.16	6.712	645	285,140.96	81.78	46.16
30 Months	73	21,602,219.52	6.07	6.693	633	295,920.82	83.48	45.78
36 Months	51	13,455,135.26	3.78	6.721	647	263,826.18	79.35	48.22
None	285	53,525,146.29	15.03	7.628	637	187,807.53	82.11	48.84
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

Credit Scores of Group 2 Mortgage Loans

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
500 or less	3	$601,850.00	0.17%	7.462%	500	$200,616.67	83.30%	100.00%
501 to 525	55	8,853,595.78	2.49	8.001	515	160,974.47	77.34	84.23
526 to 550	111	20,135,584.22	5.66	7.829	538	181,401.66	80.88	66.74
551 to 575	112	27,523,230.02	7.73	7.356	563	245,743.13	83.93	78.97
576 to 600	137	27,961,892.59	7.85	7.383	588	204,101.41	80.56	65.26
601 to 625	162	40,230,995.05	11.30	6.922	614	248,339.48	81.32	70.79
626 to 650	204	58,186,836.50	16.34	6.733	638	285,229.59	82.21	53.58
651 to 675	202	60,305,750.56	16.94	6.653	663	298,543.32	82.51	32.02
676 to 700	176	55,124,959.80	15.48	6.516	687	313,210.00	81.73	24.90
701 to 725	98	30,135,206.09	8.46	6.501	713	307,502.10	81.24	26.24
726 to 750	51	15,072,413.49	4.23	6.532	736	295,537.52	82.55	13.81
751 to 775	31	8,613,642.81	2.42	6.552	760	277,859.45	81.50	4.09
776 to 800	7	2,372,450.00	0.67	6.667	789	338,921.43	85.14	53.54
801 to 825	2	894,170.00	0.25	7.114	803	447,085.00	86.61	100.00
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 804 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 643.

Credit Grade of Group 2 Mortgage Loans

Credit Grade	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
A	1,065	$306,361,679.82	86.05%	6.745%	655	$287,663.55	81.70%	41.59%
A-	61	12,592,630.90	3.54	7.404	562	206,436.57	83.75	77.18
A+	72	14,830,280.20	4.17	7.039	626	205,976.11	86.61	74.36
B	56	9,120,105.14	2.56	7.898	542	162,859.02	81.60	85.52
B+	51	7,323,020.25	2.06	7.948	527	143,588.63	83.50	83.06
C	37	4,713,151.27	1.32	8.689	542	127,382.47	72.44	75.70
C+	1	66,750.00	0.02	9.750	513	66,750.00	75.00	100.00
D	8	1,004,959.33	0.28	9.502	567	125,619.92	64.87	100.00
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Gross Margins of Group 2 Mortgage Loans

Range of Gross Margins	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
5.001% to 5.500%	346	$113,212,352.45	31.80%	6.441%	667	$327,203.33	81.90%	54.03%
5.501% to 6.000%	554	158,819,828.07	44.61	6.892	637	286,678.39	82.52	43.25
6.001% to 6.500%	451	83,980,396.39	23.59	7.405	625	186,209.30	80.47	43.84
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

As of the Cut-off Date, the Gross Margins for the Mortgage Loans ranged from 5.200% per annum to 6.250% per annum and the weighted average Gross Margin of the Mortgage Loans was approximately 5.807% per annum.

Maximum Mortgage Rates of Group 2 Mortgage Loans

Range of Maximum Mortgage Rates	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
12.000 or less	165	$63,596,965.50	17.86%	5.798%	676	$385,436.15	80.02%	55.70%
12.001 to 12.500	224	82,009,520.67	23.04	6.328	663	366,113.93	81.35	45.47
12.501 to 13.000	252	84,846,012.61	23.83	6.821	646	336,690.53	82.51	42.23
13.001 to 13.500	188	49,979,475.97	14.04	7.338	627	265,848.28	82.91	38.20
13.501 to 14.000	290	48,651,972.95	13.67	7.795	612	167,765.42	83.49	50.20
14.001 to 14.500	96	12,425,690.85	3.49	8.259	599	129,434.28	83.82	51.80
14.501 to 15.000	83	9,589,292.11	2.69	8.769	575	115,533.64	79.18	49.47
15.001 to 15.500	29	3,152,214.15	0.89	9.244	575	108,697.04	77.48	67.38
15.501 to 16.000	24	1,761,432.10	0.49	9.786	548	73,393.00	70.96	74.16
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

As of the Cut-off Date, the Maximum Mortgage Rates for the Mortgage Loans ranged from 11.400% per annum to 15.950% per annum and the weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 12.869% per annum.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Next Rate Adjustment Date of Group 2 Mortgage Loans

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Weighted Average Coupon	Weighted Average Credit Score	Average Principal Balance Outstanding	Weighted Average Original LTV	Percent Full Doc
May 2006	2	$181,671.01	0.05%	8.688%	533	$90,835.51	79.31%	100.00%
June 2006	2	900,000.00	0.25	7.194	605	450,000.00	81.03	100.00
July 2006	23	8,964,079.54	2.52	6.720	635	389,742.59	84.36	72.95
August 2006	87	35,585,111.15	10.00	6.769	638	409,024.27	80.90	58.81
September 2006	97	39,200,867.71	11.01	6.709	630	404,132.66	81.38	60.40
October 2006	607	141,015,674.60	39.61	6.969	646	232,315.77	82.17	45.85
November 2006	470	114,611,013.00	32.19	6.842	649	243,853.22	82.02	35.62
August 2007	6	2,598,781.75	0.73	6.663	666	433,130.29	86.49	58.10
September 2007	4	1,558,292.97	0.44	6.859	613	389,573.24	74.53	46.27
October 2007	18	4,115,356.18	1.16	6.733	639	228,630.90	79.11	64.22
November 2007	35	7,281,729.00	2.05	6.969	634	208,049.40	78.28	56.19
Total:	1,351	$356,012,576.91	100.00%	6.869%	643	$263,517.82	81.84%	46.82%

Fieldstone Mortgage Investment Trust, Series 2004-5

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Hypothetical Available Funds Rate Table

Class A and Class M Notes

Payment Date	Aggregate Available Funds Rate (%) (1)(2)	Aggregate Available Funds Rate (%) (1)(3)	Payment Date	Aggregate Available Funds Rate (%) (1)(2)	Aggregate Available Funds Rate (%) (1)(3)
December 04	NA	NA	January 07	7.51	9.07
January 05	NA	NA	February 07	7.52	9.08
February 05	5.03	11.75	March 07	8.33	10.06
March 05	5.48	11.75	April 07	7.53	9.10
April 05	5.06	11.75	May 07	7.79	10.21
May 05	5.23	11.75	June 07	7.54	9.97
June 05	5.13	11.75	July 07	7.80	10.39
July 05	5.32	11.75	August 07	7.55	10.07
August 05	5.23	11.75	September 07	7.56	10.08
September 05	5.34	11.75	October 07	7.82	10.43
October 05	5.55	11.75	November 07	7.62	10.96
November 05	5.47	11.75	December 07	7.90	11.47
December 05	5.69	11.75	January 08	7.57	11.07
January 06	5.59	11.75	February 08	7.57	11.08
February 06	5.64	11.75	March 08	8.10	11.75
March 06	6.17	11.75	April 08	7.58	11.10
April 06	5.76	11.75	May 08	7.84	11.75
May 06	6.08	11.75	June 08	7.60	11.75
June 06	5.98	11.75	July 08	7.85	11.75
July 06	6.15	11.75	August 08	7.61	11.75
August 06	5.97	11.75	September 08	7.61	11.75
September 06	5.96	11.75	October 08	7.87	11.75
October 06	6.12	11.75	November 08	7.63	11.75
November 06	7.11	11.75	December 08	7.89	11.75
December 06	7.63	9.09

(1)

Available Funds Rate means for any Payment Date after the Pre-Funding Period and all notes (excluding the Class A-IO Notes) a per annum rate equal to the quotient of (i) the sum of (a) excess, if any, of (I) total interest collected on the mortgage loans with respect to the related due period over (b) the Servicing Fee, the Owner Trustee Fee, Master Servicing Fees, Trust Administrator Fees, net swap payments, and the interest payable on the Class A-IO Notes on such Payment Date, plus (b) any net swap receipts, divided by (ii) the product of (a) the aggregate note principal balance as of the first day of the related Accrual period multiplied by (b) the quotient of (I) the actual number of days in the Accrual Period divided by (II) 360.  Subject to the Fixed Rate Cap of 11.75%.

(2)

Assumes no losses, 20% cleanup call, 100% of the prepayment assumption on the mortgage loans, and 1 month LIBOR and 6 month LIBOR remain constant at 2.07% and 2.37%, respectively.

(3)

Assumes no losses, 20% cleanup call, 100% of the prepayment assumption on the mortgage loans, and 1 month LIBOR and 6 month LIBOR remain constant at 2.07% and 2.37%, respectively, for the first Payment Date and all increase to 20.00% after the first Payment Date.

Fieldstone Mortgage Investment Trust, Series 2004-5

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Bond Sensitivity Tables (To 20% Call)

Class 1-A1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	19.72	2.43	1.88	1.27	1.03
MDR (yr)	15.36	2.34	1.82	1.25	1.01
Beg Principal	Dec04	Dec04	Dec04	Dec04	Dec04
End Principal	Jul32	Feb10	Dec08	Mar07	Oct06
Prin Window (mos)	332	63	49	28	23

Class 1-A2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	19.72	2.43	1.88	1.27	1.03
MDR (yr)	15.25	2.33	1.82	1.25	1.01
Beg Principal	Dec04	Dec04	Dec04	Dec04	Dec04
End Principal	Jul32	Feb10	Dec08	Mar07	Oct06
Prin Window (mos)	332	63	49	28	23

Class 2-A1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	18.17	1.92	1.50	1.12	0.88
MDR (yr)	14.52	1.86	1.47	1.10	0.87
Beg Principal	Dec04	Dec04	Dec04	Dec04	Dec04
End Principal	Jun32	Dec09	Oct07	Nov06	Jul06
Prin Window (mos)	331	61	35	24	20

Class 2-A2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	27.65	5.23	3.93	2.11	1.83
MDR (yr)	19.71	4.90	3.75	2.06	1.78
Beg Principal	Jun32	Dec09	Oct07	Nov06	Jul06
End Principal	Jul32	Feb10	Dec08	Mar07	Oct06
Prin Window (mos)	2	3	15	5	4

Class M1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.28	4.38	3.96	2.39	1.98
MDR (yr)	18.72	4.13	3.76	2.32	1.93
Beg Principal	Sep27	Mar08	Jul08	Mar07	Oct06
End Principal	Jul32	Feb10	Dec08	Apr07	Nov06
Prin Window (mos)	59	24	6	2	2

Class M2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.28	4.34	3.74	2.40	1.99
MDR (yr)	17.52	4.03	3.51	2.30	1.92
Beg Principal	Sep27	Jan08	Mar08	Apr07	Nov06
End Principal	Jul32	Feb10	Dec08	Apr07	Nov06
Prin Window (mos)	59	26	10	1	1

Class M3

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.28	4.32	3.65	2.40	1.99
MDR (yr)	17.11	3.99	3.42	2.30	1.91
Beg Principal	Sep27	Jan08	Feb08	Apr07	Nov06
End Principal	Jul32	Feb10	Dec08	Apr07	Nov06
Prin Window (mos)	59	26	11	1	1

Fieldstone Mortgage Investment Trust, Series 2004-5

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Bond Sensitivity Tables (To 20% Call)

Class M4

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.28	4.32	3.62	2.40	1.99
MDR (yr)	16.33	3.95	3.36	2.28	1.90
Beg Principal	Sep27	Jan08	Feb08	Apr07	Nov06
End Principal	Jul32	Feb10	Dec08	Apr07	Nov06
Prin Window (mos)	59	26	11	1	1

Class M5

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.28	4.30	3.60	2.40	1.99
MDR (yr)	16.06	3.92	3.33	2.28	1.90
Beg Principal	Sep27	Dec07	Jan08	Apr07	Nov06
End Principal	Jul32	Feb10	Dec08	Apr07	Nov06
Prin Window (mos)	59	27	12	1	1

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Bond Sensitivity Tables (To 10% Call)

Class 1-A1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	19.85	2.64	2.04	1.27	1.03
MDR (yr)	15.43	2.52	1.97	1.25	1.01
Beg Principal	Dec04	Dec04	Dec04	Dec04	Dec04
End Principal	Sep33	Jan12	Jun10	Mar07	Oct06
Prin Window (mos)	346	86	67	28	23

Class 1-A2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	19.85	2.64	2.04	1.27	1.03
MDR (yr)	15.32	2.51	1.96	1.25	1.01
Beg Principal	Dec04	Dec04	Dec04	Dec04	Dec04
End Principal	Sep33	Jan12	Jun10	Mar07	Oct06
Prin Window (mos)	346	86	67	28	23

Class 2-A1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	18.17	1.92	1.50	1.12	0.88
MDR (yr)	14.52	1.86	1.47	1.10	0.87
Beg Principal	Dec04	Dec04	Dec04	Dec04	Dec04
End Principal	Jun32	Dec09	Oct07	Nov06	Jul06
Prin Window (mos)	331	61	35	24	20

Class 2-A2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	28.50	6.58	4.98	2.11	1.83
MDR (yr)	20.12	6.05	4.67	2.06	1.78
Beg Principal	Jun32	Dec09	Oct07	Nov06	Jul06
End Principal	Sep33	Jan12	Jun10	Mar07	Oct06
Prin Window (mos)	16	26	33	5	4

Class M1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.63	4.93	4.40	2.56	2.00
MDR (yr)	18.88	4.59	4.15	2.48	1.94
Beg Principal	Sep27	Mar08	Jul08	Mar07	Oct06
End Principal	Sep33	Jan12	Jun10	Sep07	Dec06
Prin Window (mos)	73	47	24	7	3

Class M2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.63	4.88	4.16	3.14	2.12
MDR (yr)	17.66	4.47	3.87	2.98	2.05
Beg Principal	Sep27	Jan08	Mar08	Sep07	Dec06
End Principal	Sep33	Jan12	Jun10	Feb08	Jan07
Prin Window (mos)	73	49	28	6	2

Class M3

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.63	4.86	4.08	3.24	2.15
MDR (yr)	17.24	4.43	3.78	3.05	2.07
Beg Principal	Sep27	Jan08	Feb08	Feb08	Jan07
End Principal	Sep33	Jan12	Jun10	Feb08	Jan07
Prin Window (mos)	73	49	29	1	1

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Bond Sensitivity Tables (To 10% Call)

Class M4

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.63	4.86	4.05	3.24	2.15
MDR (yr)	16.45	4.37	3.71	3.03	2.06
Beg Principal	Sep27	Jan08	Feb08	Feb08	Jan07
End Principal	Sep33	Jan12	Jun10	Feb08	Jan07
Prin Window (mos)	73	49	29	1	1

Class M5

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.63	4.85	4.02	3.24	2.15
MDR (yr)	16.17	4.34	3.68	3.02	2.05
Beg Principal	Sep27	Dec07	Jan08	Feb08	Jan07
End Principal	Sep33	Jan12	Jun10	Feb08	Jan07
Prin Window (mos)	73	50	30	1	1

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Bond Sensitivity Tables (To Maturity)

Class 1-A1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	19.89	2.84	2.19	1.27	1.03
MDR (yr)	15.45	2.68	2.10	1.25	1.01
Beg Principal	Dec04	Dec04	Dec04	Dec04	Dec04
End Principal	Oct34	Jul20	Feb17	Mar07	Oct06
Prin Window (mos)	359	188	147	28	23

Class 1-A2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	19.89	2.84	2.19	1.27	1.03
MDR (yr)	15.34	2.68	2.10	1.25	1.01
Beg Principal	Dec04	Dec04	Dec04	Dec04	Dec04
End Principal	Oct34	Jul20	Feb17	Mar07	Oct06
Prin Window (mos)	359	188	147	28	23

Class 2-A1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	18.17	1.92	1.50	1.12	0.88
MDR (yr)	14.52	1.86	1.47	1.10	0.87
Beg Principal	Dec04	Dec04	Dec04	Dec04	Dec04
End Principal	Jun32	Dec09	Oct07	Nov06	Jul06
Prin Window (mos)	331	61	35	24	20

Class 2-A2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	28.79	7.89	5.99	2.11	1.83
MDR (yr)	20.25	7.08	5.51	2.06	1.78
Beg Principal	Jun32	Dec09	Oct07	Nov06	Jul06
End Principal	Oct34	Jun20	Jan17	Mar07	Oct06
Prin Window (mos)	29	127	112	5	4

Class M1

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.74	5.42	4.78	2.56	2.00
MDR (yr)	18.93	4.97	4.46	2.48	1.94
Beg Principal	Sep27	Mar08	Jul08	Mar07	Oct06
End Principal	Sep34	Dec17	Jan15	Sep07	Dec06
Prin Window (mos)	85	118	79	7	3

Class M2

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.74	5.32	4.50	4.58	2.14
MDR (yr)	17.70	4.80	4.15	4.22	2.06
Beg Principal	Sep27	Jan08	Mar08	Sep07	Dec06
End Principal	Aug34	Oct16	Feb14	Jan12	Feb07
Prin Window (mos)	84	106	72	53	3

Class M3

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.73	5.25	4.37	4.22	2.32
MDR (yr)	17.28	4.72	4.01	3.91	2.22
Beg Principal	Sep27	Jan08	Feb08	Nov08	Feb07
End Principal	Jul34	Jun15	Jan13	Aug09	Apr07
Prin Window (mos)	83	90	60	10	3

Fieldstone Mortgage Investment Trust, Series 2004-5

This page must be accompanied by a disclaimer.  If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

Bond Sensitivity Tables (To Maturity)

Class M4

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.73	5.20	4.31	3.90	2.48
MDR (yr)	16.48	4.62	3.92	3.60	2.35
Beg Principal	Sep27	Jan08	Feb08	Aug08	Apr07
End Principal	Jun34	Nov14	Aug12	May09	Jun07
Prin Window (mos)	82	83	55	10	3

Class M5

Prepay Speed	0% PPA	80% PPA	100% PPA	150% PPA	200% PPA
WAL (yr)	26.71	5.12	4.23	3.66	2.68
MDR (yr)	16.19	4.54	3.84	3.38	2.52
Beg Principal	Sep27	Dec07	Jan08	May08	Jun07
End Principal	May34	Mar14	Feb12	Feb09	Sep07
Prin Window (mos)	81	76	50	10	4

Fieldstone Mortgage Investment Trust, Series 2004-5

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Breakeven CDR Table

The table below displays the Constant Default Rate (“CDR”), and the related cumulative collateral loss percentage, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward LIBOR. Other assumptions incorporated include: (1) prepayment speed is 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12 month lag from default to loss, (4) triggers fail (i.e., no stepdown) and (5) 100% principal and interest advanced:

		STATIC LIBOR1		FORWARD LIBOR
	RATING (S/M)	CDR BREAK	CUM LOSS	CDR BREAK	CUM LOSS
Class M1	AA+/Aa2	23.88%	17.76%	22.22%	16.89%
Class M2	A+/A2	15.99%	13.21%	14.56%	12.29%
Class M3	A/A3	13.97%	11.88%	12.59%	10.94%
Class M4	A-/Baa1	12.27%	10.70%	10.94%	9.74%
Class M5	BBB+/Baa2	10.61%	9.49%	9.33%	8.52%

1 Assumes 1 month LIBOR and 6 month LIBOR remain constant at 2.07% and 2.37%, respectively.

Fieldstone Mortgage Investment Trust, Series 2004-5

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CSFB Contacts

	NAME	PHONE EXTENSION
Asset Finance:	Brendan J. Keane	(212) 325-6459
	Boris Grinberg	(212) 325-4375
	Kenny Rosenberg	(212) 325-3587
	Stephen Marchi	(212) 325-0785
	Balazs Foldvari – Structuring	(212) 538-3549
	David Steinberg – Collateral	(212) 325-2774
	Moses Kimanzi – Collateral	(212) 325-9081

Asset Backed Syndication:	Tricia Hazelwood	(212) 325-8549
	Melissa Simmons	(212) 325-8549
	Jim Drvostep	(212) 325-8549